                                                                  497(b)
                                                                  333-13087




                                         Sun Life
                                    Corporate VUL-SM-
                        P    r    o   s    p   e    c   t    u   s


                                                          DATED MAY 1, 1998

                                                                      PROSPECTUS
                                                                     MAY 1, 1998

                           SUN LIFE CORPORATE VUL-SM-

               --------------------------------------------------

ISSUED BY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA.

ONE SUN LIFE EXECUTIVE PARK (ATTN: CORPORATE MARKETS)
WELLESLEY HILLS, MASSACHUSETTS 02181
(800) 432-1102 EXT. 2438

--------------------------------------------------------------------------------

    This Prospectus describes Sun Life Corporate VUL, a flexible premium variable universal life insurance policy (the "Policy") offered by Sun Life Assurance Company of Canada (U.S.) (the "Company"). The Policy is designed for use by corporations and other employers, to provide life insurance benefits, flexibility of premium payments, and a variety of investment options.

    The Policy provides a choice of two death benefit options and two tests to be used to determine if the Policy qualifies as "life insurance" under federal tax laws. The Policy has a Cash Surrender Value which generally increases with the payment of each Premium, decreases to reflect charges, and varies with the investment performance of the underlying investment options. There is no minimum Cash Surrender Value. You may also borrow against your Account Value, within certain limits. Additional life insurance coverage is available under an Additional Protection Benefit Rider.

    The Policy will remain in effect so long as the Account Value less your Policy Debt is sufficient to cover charges assessed against the Policy.

    The Policy allows you to allocate Net Premiums and Account Value among 29 Sub-Accounts, each of which invests in a corresponding investment portfolio of one of the following mutual funds: MFS/Sun Life Series Trust, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Neuberger&Berman Advisers Management Trust, J.P. Morgan Series Trust II, Templeton Variable Products Series Fund, Dreyfus Variable Investment Fund and T. Rowe Price Equity Series.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF MFS/SUN LIFE SERIES TRUST, FIDELITY VARIABLE INSURANCE PRODUCTS FUND, FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, NEUBERGER&BERMAN ADVISERS MANAGEMENT TRUST, J.P. MORGAN SERIES TRUST II, TEMPLETON VARIABLE PRODUCTS SERIES FUND, DREYFUS VARIABLE INVESTMENT FUND AND T. ROWE PRICE EQUITY SERIES. YOU SHOULD RETAIN THESE PROSPECTUSES FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                  PAGE
Summary                                                             1
Definitions                                                         4
Summary of the Policy                                               7
Use of the Policy                                                   8
The Company, the Variable Account and the Funds                     9
    The Company                                                     9
    The Variable Account                                            9
    The Funds                                                      10
Performance Information                                            13
The Policy                                                         17
    Application and Issuance of a Policy                           17
    Free Look Period                                               17
Premium Payment                                                    18
    Planned Periodic Premiums                                      18
    General Premium Limits                                         18
    Tax Limits on Premium Payments                                 18
    Allocation of Net Premium                                      18
    Modified Endowment Contracts                                   19
Death Benefit                                                      19
    Death Benefit Compliance Test                                  19
    Death Benefit Options                                          19
    Benefits at Death                                              20
    Changes in the Death Benefit Option                            20
    APB Rider                                                      20
    Minimum Face Amount                                            21
    Changes in Face Amount                                         21
    Decreases in Face Amount                                       21
    Increases in Face Amount                                       21
Account Value                                                      22
    Account Value in the Sub-Accounts                              22
    Net Investment Factor                                          23
    Account Value in the Loan Account                              23
    Transfer Privileges                                            24
    Surrender                                                      24
    Partial Surrender                                              24
    Allocation of Partial Surrender                                24
    Insufficient Value                                             24
    Grace Period                                                   24
Charges, Deductions and Refunds                                    25
    Expense Charges Deducted as a Percent of Premium               25
    Sales Load Refund at Surrender                                 25
    Expense Charges Deducted as a Percent of Assets                25
    Expenses of the Underlying Funds                               26
    Expense Charges Deducted on a Per Policy Basis                 27
    Monthly Cost of Insurance                                      27
    Reduction of Charges                                           27

                                                                  PAGE
Policy Loans                                                       28
General Provisions                                                 28
    Addition, Deletion or Substitution of Investments              28
    Alteration                                                     28
    Assignments                                                    28
    Change in Operation of the Variable Account                    29
    Conversion                                                     29
    Deferral of Payment                                            29
    Entire Contract                                                29
    Illustrations                                                  29
    Incontestability                                               29
    Maturity                                                       30
    Misstatement of Age or Sex (Non-Unisex Policy)                 30
    Modification                                                   30
    Nonparticipating                                               30
    Procedure                                                      30
    Report to Owner                                                30
    Rights of Beneficiary                                          30
    Rights of Owner                                                30
    Splitting Units                                                31
    Suicide                                                        31
    Termination                                                    31
    Voting Rights                                                  31
Distribution of the Policies                                       32
Other Contractual Arrangements                                     32
    Administration                                                 32
    Custodian                                                      32
    Reinsurance                                                    32
Federal Tax Status                                                 32
    Tax Treatment of the Company and the Variable Account          33
    Taxation of Policy Proceeds                                    33
The Company's Directors and Executive Officers                     35
State Regulation                                                   38
Legal Proceedings                                                  38
Experts                                                            38
Accountants                                                        39
Registration Statements                                            39
Year 2000 Compliance                                               39
Financial Statements                                               39
Appendix A--Illustrations of Death Benefits, Account Values
  and Cash Surrender Values                                       A-1


                              -------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE ACCOMPANYING PROSPECTUSES.

                                  DEFINITIONS

    The following terms as used in the Prospectus have the indicated meanings.

    ACCOUNT VALUE: The sum of the amounts in each Sub-Account of the Variable Account with respect to the Policy and the amount of the Loan Account.

    ADDITIONAL PROTECTION BENEFIT RIDER ("APB RIDER"): A rider available that allows you to add life insurance coverage to the Policy.

    ANNIVERSARY: The same day in each succeeding year as the day of the year corresponding to the Issue Date.

    APB RIDER DEATH BENEFIT:  The death benefit under the APB Rider.

    APB RIDER FACE AMOUNT: The amount of APB Rider coverage you request, as specified in the Application. It is used in determining the Death Benefit. You may apply for a varying amount of APB Rider coverage, subject to the Company's limits and requirements, as described in this prospectus.

    APPLICATION:  Your application for the Policy.

    ATTAINED AGE: The Insured's Issue Age plus the number of completed Policy Years.

    BASE DEATH BENEFIT: The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

    BENEFICIARY: The person or entity entitled to receive the Policy Proceeds as they become due at death.

    BUSINESS DAY:  Any day that we are open for business.

    CASH SURRENDER VALUE: The Account Value decreased by the balance of any outstanding Policy Debt, increased by the Sales Load Refund at Surrender, if any.

    CLASS: The risk, underwriting, and substandard table rating, if any, classification of the Insured.

    COMPANY: Sun Life Assurance Company of Canada (U.S.) (also referred to as "we, us, our").

    DAILY RISK PERCENTAGE: The daily rate for deduction of the mortality and expense risk charge.

    DEATH BENEFIT: The sum of the Base Death Benefit and the APB Rider Death Benefit, if any.

    DUE PROOF: Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.

    EFFECTIVE DATE OF COVERAGE: Initially, the Investment Start Date; with respect to any increase in the Total Face Amount, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for such increase; with respect to any decrease in the Total Face Amount, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

    EXPENSE CHARGES APPLIED TO PREMIUM: The expense charges applied to Premium, consisting of the charges for premium tax, the federal deferred acquisition cost ("DAC") tax, and the sales load.

    FUND:  A mutual fund in which a Sub-Account invests.

    GENERAL ACCOUNT: The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any other separate account of the Company. There is no General Account investment option available under this Policy.

    INSURED:  The person on whose life the Policy is issued.

    INVESTMENT START DATE: The date the first Premium is applied, which will be the later of the Issue Date, the Business Day we approve the application for a Policy, or the Business Day we receive a Premium equal to or in excess of the Minimum Premium.

    ISSUE AGE: The Insured's age as of the Insured's birthday nearest the Issue Date.

    ISSUE DATE: A date specified in your Policy as the date from which Policy Anniversaries, Policy Years and Policy Months are measured.

    LOAN ACCOUNT: An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

    MATURITY:  The Anniversary on which the Insured's Attained Age is 100.

    MINIMUM PREMIUM: The Premium amount due and payable as of the Issue Date, as specified in your Policy. The Minimum Premium varies based on the Issue Age, sex, and Class of the Insured and the Total Face Amount of the Policy.

    MONTHLY ANNIVERSARY DAY: The same day in each succeeding month as the day of the month corresponding to the Issue Date.

    MONTHLY COST OF INSURANCE: A deduction made on a monthly basis for the insurance coverage provided by the Policy.

    MONTHLY EXPENSE CHARGE: A per Policy deduction made on a monthly basis for administration and other expenses.

    MORTALITY AND EXPENSE RISK PERCENTAGE: The annual percentage rate deducted from the Account Value in the Sub-Accounts for the mortality and expense risk charge. This annual rate is converted to a daily rate, the Daily Risk Percentage, and deducted from the Account Value on a daily basis.

    NET PREMIUM: The amount you pay as the Premium less the Expense Charges Applied to Premium.

    OUR PRINCIPAL OFFICE:  Sun Life Assurance Company of Canada (U.S.) (Attn:
Corporate Markets), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181, or such other address as we may specify to you by written notice.

    OWNER: The person, persons or entity entitled to the ownership rights stated in the Policy while the Insured is alive (also referred to as "you, your").

    PARTIAL SURRENDER: A surrender of a portion of the Account Value in exchange for a payment to the Owner, in accordance with the Policy.

    POLICY: The life insurance contract, Sun Life Corporate VUL, including the Application, any riders or endorsements and any applications therefor.

    POLICY DEBT: The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

    POLICY MONTH: A Policy Month is a one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

    POLICY PROCEEDS: The amount determined in accordance with the terms of this Policy that is payable at the death of the Insured prior to Maturity. This amount is the Base Death Benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any APB Rider Death Benefit and any other supplemental benefits.

    POLICY YEAR: A Policy Year is a one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

    PREMIUM: An amount paid to us by the Owner or on the Owner's behalf as consideration for the benefits provided by the Policy.

    SALES LOAD REFUND AT SURRENDER: The portion of any Premium paid in the Policy Year of surrender which is refunded upon surrender in the first three Policy Years, determined in the manner specified in the Policy.

    SERVICE CENTER: Andesa TPA, Inc., 1605 N. Cedar Crest Blvd., Suite 502, Allentown, Pennsylvania, 18104-2351, (610) 821-8980 or such other service center or address as we may hereafter specify to you by written notice.

    SPECIFIED FACE AMOUNT: The amount of life insurance coverage you request as specified in the Policy, exclusive of any APB Rider. It is used in determining the Death Benefit. You may increase or decrease the Specified Face Amount as described in this Prospectus.

    SUB-ACCOUNTS: Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

    TARGET PREMIUM: An amount of Premium specified in your Policy. The Target Premium varies based on the Insured's Issue Age, sex, and Specified Face Amount. The sales load deduction applied to Premiums paid in the first seven Policy Years and the Sales Load Refund at Surrender for surrender in the first three Policy Years is higher on premium paid up to Target Premium and lower on premium paid above Target Premium. Use of the APB Rider will affect Target Premium and policy Values as described in this prospectus in the section DEATH BENEFIT--APB Rider.

    TOTAL FACE AMOUNT: The sum of the Specified Face Amount and the APB Rider Face Amount.

    UNIT: A unit of measurement that we use to calculate the value of each Sub-Account.

    UNIT VALUE:  The value of each Unit of assets in a Sub-Account.

    VALUATION DATE: Any day that benefits vary and on which the New York Stock Exchange, we, and the relevant Fund are open for business. A Valuation Date will also include any day that may be required by any applicable Securities and Exchange Commission Rules and Regulations.

    VALUATION PERIOD: A period of time from one determination of Unit Values to the next subsequent determination of Unit Values. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

    VARIABLE ACCOUNT: Sun Life of Canada (U.S.) Variable Account G, a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company (also referred to as "Variable Account G").

    WE, US AND OUR:  The Company and the Company's.

    YOU AND YOUR:  The Owner and the Owner's.

                             SUMMARY OF THE POLICY

    The Policy is an individual flexible premium variable universal life insurance policy offered by Sun Life Assurance Company of Canada (U.S.). The Policy may be owned by an individual, a corporation or other entity. The Policy may be used for such purposes as financing non-tax qualified executive benefit plans. The Policy is subject to our policy issue rules. You must have an insurable interest in the life of the Insured. (See "USE OF THE POLICY.")

    Premium payments under the Policy are flexible, and you choose the amount and frequency of your Premium payments. The Policy will remain in effect so long as your Account Value less Policy Debt is sufficient to cover any charges against the Policy. (See "PREMIUM PAYMENTS.")

    Net Premiums and Account Value may be allocated among any of the investment options available under the Policy, each of which is represented by a Sub-Account under the Policy. Each Sub-Account invests in a corresponding portfolio (the "Portfolios") of one of the following mutual funds (the "Funds"):

    MFS/Sun Life Series Trust

- Capital Appreciation Series                - World Growth Series
- Emerging Growth Series                     - Conservative Growth Series
- Government Securities Series               - Research Series
- Total Return Series                        - Utilities Series

    Fidelity Variable Insurance Products Fund ("VIP") and Fidelity Variable Insurance Products Fund II ("VIP II")

- VIP II Contrafund Portfolio                - VIP II Index 500 Portfolio
- VIP Equity Income Portfolio                - VIP Money Market Portfolio
- VIP Growth Portfolio                       - VIP II Investment Grade Bond Portfolio
- VIP High Income Portfolio                  - VIP II Asset Manager: Growth Portfolio

    Neuberger&Berman Advisers Management Trust

- Limited Maturity Bond Portfolio            - Mid-Cap Growth Portfolio
- Partners Portfolio

    J.P. Morgan Series Trust II (Advised by J.P. Morgan Investment Management Inc.)

- J.P. Morgan Bond Portfolio                 - J.P. Morgan Small Company Portfolio
- J.P. Morgan Equity Portfolio

    Templeton Variable Products Series Fund

- Templeton Stock Fund: Class 1

    Dreyfus Variable Investment Fund

- Capital Appreciation Portfolio             - Small Cap Portfolio
- Growth and Income Portfolio                - Quality Bond Portfolio

    T. Rowe Price Equity Series Inc.

- Equity Income Portfolio                    - New America Growth Portfolio

(See "THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS -- The Funds.")

    You may change your allocation percentages and transfer your Account Value among Sub-Accounts, within certain limits. (See "PREMIUM PAYMENTS -- Allocation of Net Premium" and "ACCOUNT VALUE -- Transfer Privileges.")

    The Policy offers a choice of death benefit options and a choice between two tests to be used to determine if the Policy qualifies as "life insurance" under federal tax laws. The two tests are the Cash Value Accumulation Test and the Guideline Premium Test. If the Cash Value Accumulation Test is chosen, only death benefit Option A is available. Death benefit Option A results in a level Base Death Benefit equal to the Specified Face Amount, unless the life insurance test requires a greater amount. Death benefit Option B results in a variable Base Death Benefit equal to the Specified Face Amount plus Account Value, unless the life insurance test chosen requires a greater amount. The life insurance test you choose cannot be changed after issue. If you choose the Guideline Premium Test, you may change your death benefit option. (See "DEATH BENEFIT.")

    We deduct from Premium payments a charge to cover our federal deferred acquisition tax cost, which is currently 1.25% of Premium (guaranteed not to exceed this rate), and for premium tax, which is currently the rate charged in your state of residence for state and local taxes (guaranteed not to exceed 4% of Premium in most states). In each of the first seven Policy Years, we deduct a sales load equal to 8.75% of Premium up to Target Premium, as specified in your Policy, and 2.25% of Premium in excess of Target Premium. No sales load is deducted after the seventh Policy Year. We also deduct a daily mortality and expense risk charge, currently at an annual rate of 0.75% of the Variable Account's net asset value for the first ten Policy Years and 0.35% thereafter (guaranteed not to exceed 0.90%), and monthly cost of insurance charges for the insurance protection provided under the Policy. We deduct a Monthly Expense Charge of $13.75 during the first Policy Year, and $7.50 thereafter (guaranteed not to exceed $13.75 per month). Account Value also reflects the deduction of management fees and other expenses incurred by the underlying investment Portfolios. (See "CHARGES, DEDUCTIONS AND REFUND.")

    There are no surrender charges. Upon full surrender during the first three Policy Years, you will receive a partial refund of the sales load deducted in that year. Partial Surrenders are permitted once per Policy Year after the first Policy Year. No refund of sales load is provided for Partial Surrenders. Loans are available under the Policy at any time. (See "CHARGES, DEDUCTIONS AND REFUNDS.")

    An APB Rider, which provides additional life insurance coverage, is available with the Policy as an optional benefit. The cost of the APB Rider is included in the Monthly Cost of Insurance deduction. (See "DEATH BENEFIT -- APB Rider.")

    The Policy offers other benefits and features described in greater detail in this Prospectus. You should consult the Policy concerning the insurance coverage and rights afforded to you under the Policy.

    This summary is intended to provide only a very brief overview of the more significant aspects of the Policy. Further detail is provided in the Prospectus and the Policy.

                               USE OF THE POLICY

    The Policy is designed to provide to corporations and other entities life insurance coverage on their employees or other persons in whose lives they have an insurable interest, and may be used in connection with various types of non-tax qualified executive benefit plans. At the same time, the Policy provides an Account Value which will be to some extent responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. A range of investment options is provided under the Policy. You, as the Owner, will have all rights and privileges under the Policy.

    The Policy's Account Value and Cash Surrender Value will fluctuate and are subject to the risks of changing economic conditions, as well as the risks inherent in the ability of the various Funds' managements to make necessary changes in their portfolios to anticipate changes in economic conditions. There is no minimum or guaranteed Account Value attainable or Cash Surrender Value payable under the Policy.

    It may not be advantageous to replace existing insurance or supplement an existing life insurance policy with the Policy.

                THE COMPANY, THE VARIABLE ACCOUNT, AND THE FUNDS

THE COMPANY

    The Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Its Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, telephone (781) 237-6030. It has obtained authorization to do business in forty-eight states, the District of Columbia and Puerto Rico, and it is anticipated that the Company will be authorized to do business in all states except New York. The Company issues life insurance policies and individual and group annuities. The Company has formed a wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, which issues individual fixed and combination fixed/variable annuity contracts and group life and long-term disability insurance in New York. The Company's other active subsidiaries are Sun Capital Advisers, Inc., a registered investment adviser, Clarendon Insurance Agency, Inc., a registered broker-dealer that acts as the general distributor of the Policies and other annuity and life insurance contracts issued by the Company and its affiliates, Sun Life of Canada (U.S.) Distributors, Inc., a registered broker-dealer and investment adviser, New London Trust, F.S.B., a federally chartered savings bank, Massachusetts Casualty Insurance Company, which issues individual disability income policies, and Sun Life Financial Services Limited which provides off-shore administrative services to the Company and Sun Life Assurance Company of Canada "Sun Life (Canada)".

    Effective May 1, 1997, The Company became a wholly-owned subsidiary of the newly established Sun Life of Canada (U.S.) Holdings, Inc. ("Life Holdco"). On December 18, 1997, Life Holdco became a wholly-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. ("U.S. Holdco"). U.S. Holdco is a wholly-owned subsidiary of Sun Life (Canada), 150 King Street West, Toronto, Ontario, Canada. Sun Life (Canada) is a mutual life insurance company incorporated pursuant to Act of Parliament of Canada in 1865 and currently transacts business in all of the Canadian provinces and territories, all states except New York, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda and the Philippines.

THE VARIABLE ACCOUNT

    Pursuant to a resolution of the Board of Directors, the Variable Account was established by the Company on July 25, 1996. Under Delaware insurance law and under the Policy, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. These assets are held in relation to the Policies described in this Prospectus and such other variable life insurance contracts as we have issued and designated and may, in the future, issue and designate as providing benefits which vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Policy, including the promise to make all benefit payments, are general corporate obligations of the Company.

    The Company is the legal owner of the assets of the Variable Account. We are required to maintain at all times assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable life insurance benefits under the contracts participating in the Variable Account. In addition to these assets, the Variable Account's assets may include amounts we have contributed to commence operation of the Variable Account, and may include accumulations of the charges we make against the Variable Account. From time to time these additional assets may be transferred in cash to our General Account. Before making any such transfer, we will consider any possible adverse impact the transfer might have on the Variable Account.

    The Variable Account meets the definition of a separate account under the federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940. Registration with the Securities and Exchange Commission (the "Commission") does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the Commission. For state law purposes, the Variable Account is treated as a part or division of the Company. We are the custodian of the assets of the Variable Account.

    The assets of the Variable Account are divided into Sub-Accounts, each of which invests exclusively in shares of a single corresponding investment portfolio. Currently there are 29 Sub-Accounts, and Sub-Accounts may be added or deleted in the future. Income, gains and losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to income, gains or losses in other Sub-Accounts of the Variable Account. All amounts allocated to the Variable Account will be used to purchase shares of one or more of the Funds, as you designate. Deductions and surrenders from the Variable Account will, in effect, be made by redeeming the number of Fund shares at net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

    The Variable Account can choose to receive distributions from the Funds in either cash or additional shares. It is expected that the Variable Account will choose to receive distributions in additional shares. If the Variable Account chooses to receive distributions in cash, it will reinvest the cash in the Funds to purchase additional shares at their net asset value.

THE FUNDS

    The following is a brief description of the Funds and a summary of the investment objectives of each Portfolio. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for each Fund, which are distributed with and must accompany this Prospectus. You should read the accompanying prospectuses carefully before investing. Additional prospectuses and the Statements of Additional Information for each of the Funds can be obtained from the Company's Office at the address and telephone number listed on page one of this Prospectus.

    MFS/SUN LIFE SERIES TRUST. MFS/Sun Life Series Trust (the "MFS Series Fund") is an open-end investment management company registered under the Investment Company Act of 1940 (a "mutual fund") organized as a Massachusetts business trust. The MFS Series Fund is managed by Massachusetts Financial Services, Inc. ("MFS"), an affiliate of the Company. In addition, MFS has retained Foreign & Colonial Management Limited ("FCM"), and Foreign & Colonial Emerging Markets Limited, a subsidiary of FCM, as manager to the World Growth Series. The MFS Series Fund is composed of twenty-five independent portfolios or securities, eight of which are currently available for investment by the Variable Account.

    - CAPITAL APPRECIATION SERIES seeks capital appreciation by investing in securities of all types, with major emphasis on common stocks.

    - CONSERVATIVE GROWTH SERIES seeks long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks by investing a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth and a smaller proportion of its assets in securities whose principal characteristic is income production.

    - EMERGING GROWTH SERIES seeks long term growth of capital by investing primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies. Emerging growth companies include companies that MFS believes are early in their life cycle but which have the potential to become major enterprises. Dividend and interest income from portfolio securities, if any, is incidental to its objective of long-term growth of capital.

    - GOVERNMENT SECURITIES SERIES seeks current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

    - RESEARCH SERIES seeks to provide long-term growth of capital and future income.

    - TOTAL RETURN SERIES seeks primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed income and equity securities. Under normal market conditions, at least 25% of the series assets will be invested in fixed income securities and at least 40% and no more than 75% of its assets will be invested in equity securities.

    - UTILITIES SERIES seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of its assets in equity and debt securities issued by both domestic and foreign utility companies.

    - WORLD GROWTH SERIES seeks capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.

    FIDELITY VIP FUND AND VIP II FUND. Variable Insurance Products Fund ("VIP") and Variable Insurance Products Fund II ("VIP II") are mutual funds organized as Massachusetts business trusts. VIP and VIP II are both managed by Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109. FMR is the management arm of Fidelity Investments, which was established in 1946 and is one of the largest investment management organizations in the United States. Various Fidelity companies perform activities required for the operation of VIP and VIP II, and affiliates of FMR may assist it in the choosing of investments for the funds.

    Each of the VIP and VIP II is composed of five portfolios of securities, for a total of 10 portfolios, of which eight portfolios, in the aggregate, are available for investment under the Policy.

    - VIP II ASSET MANAGER: GROWTH PORTFOLIO seeks maximum total return over the long term by allocating assets among stocks, bonds and short-term instruments in the U.S. and abroad.

    - VIP II CONTRAFUND PORTFOLIO seeks long-term capital appreciation. Portfolio purchases will normally be common stock and securities convertible into common stock of companies whose value FMR believes is not fully recognized by the public.

    - VIP II INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing primarily in a broad range of fixed income securities.

    - VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income producing equity securities. The portfolio seeks to achieve a yield in excess of the composite yield of the Standard & Poor's 500 Composite Stock Index ("S&P 500"), a recognized measure of U.S. stock market performance. At least 65% of the portfolio's assets will be invested in income-producing equity securities with the flexibility to invest the balance in all types of domestic and foreign securities including bonds.

    - VIP GROWTH PORTFOLIO seeks capital appreciation. Portfolio purchases normally will be common stocks of both small and mid-sized companies and well-known, established companies although the investments are not restricted to any one type of security. Dividend income will only be considered if it might have an effect on stock values.

    - VIP HIGH INCOME PORTFOLIO seeks a high level of current income by investing in income producing, lower-rated debt securities (sometimes called "junk bonds"), preferred stocks including convertible securities and restricted securities.

    - VIP II INDEX 500 PORTFOLIO seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. The portfolio will primarily invest in equity securities of companies that compose the S&P 500. The portfolio will also purchase short-term debt securities for cash management purposes and use various investment techniques, such as futures contracts, to adjust its exposure to the S&P 500.

    - VIP MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest in high quality U.S. dollar-denominated money market instruments of domestic and foreign issuers.

    NEUBERGER&BERMAN ADVISERS MANAGEMENT TRUST. Neuberger&Berman Advisers Management Trust ("AMT") is a mutual fund organized as a Delaware business trust. AMT is composed of eight separate portfolios (each an "AMT Portfolio"). Each AMT Portfolio invests all of its net investable assets in its corresponding series (each an "AMT Series") of Advisers Managers Trust, an open-end management investment company. All AMT Series of Advisers Managers Trust are managed by Neuberger&Berman Management Inc. Each AMT Series invests in accordance with an investment objective, policies, and limitations identical to those of its corresponding AMT Portfolio. The Policy provides for investment in shares of the three AMT Portfolios described below.

    - LIMITED MATURITY BOND PORTFOLIO seeks the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. AMT Limited Maturity Bond Portfolio invests in a diversified portfolio consisting primarily of U.S. Government and Agency securities and investment grade debt securities of financial institutions, corporations, and others. The dollar weighted average duration of the series will not exceed four years, although the portfolio may invest in securities at any duration.

    - MID-CAP GROWTH PORTFOLIO seeks capital appreciation by investing in a diversified portfolio of common stocks believed by Neuberger&Berman Management Inc. to have the maximum potential for long-term above-average capital appreciation. Although the Series will invest primarily in the common stocks of medium capitalization companies, investments may be made in the securities of larger, widely traded companies as well as smaller, less well-known companies.

    - PARTNERS PORTFOLIO seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price-to-earning ratios, consistent cash flow, and a company's track record through all parts of the market cycle.

    J.P. MORGAN SERIES TRUST II. The J.P. Morgan Series Trust II ("JPM") is a mutual fund organized as a Delaware business trust. JPM is advised by J.P. Morgan Investment Management Inc. JPM is composed of five separate portfolios of securities, each of which has separate investment objectives and policies. The Policy provides for investment in the three portfolios of JPM described below.

    - J.P. MORGAN BOND PORTFOLIO seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity by investing broadly in the fixed-income markets.

    - J.P. MORGAN EQUITY PORTFOLIO seeks to provide a high total return by investing in selected equity securities. The portfolio invests primarily in the common stock of U.S. corporations with market capitalizations above $1.5 billion.

    - J.P. MORGAN SMALL COMPANY PORTFOLIO seeks to provide a high total return by investing in equity securities of small U.S. companies primarily with market capitalizations of less than $1 billion.

    TEMPLETON VARIABLE PRODUCTS SERIES FUND. Templeton Variable Products Series Fund ("TVPSF") is a mutual fund organized as a Massachusetts business trust. TVPSF has contracted with Templeton Investment Counsel, Inc. to manage the Templeton Stock Fund. TVPSF is composed of several separate series, each of which has separate investment objectives and policies. The Policy provides for investment in the class and series of TVPSF described below.

    - TEMPLETON STOCK FUND: CLASS 1 seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. In pursuit of this objective, the fund will normally maintain at least 65% of its assets in common and preferred stocks.

    DREYFUS VARIABLE INVESTMENT FUND. Dreyfus Variable Investment Fund is a mutual fund organized as a Massachusetts business trust. The Dreyfus Corporation serves as the investment fund's manager, and is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

    - CAPITAL APPRECIATION PORTFOLIO seeks to provide long-term capital growth consistent with the preservation of capital; current income is a secondary goal. This Portfolio invests principally in common stocks of domestic and foreign issuers.

    - GROWTH AND INCOME PORTFOLIO seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Portfolio invests primarily in equity securities, debt securities and money market instruments of domestic and foreign issuers. The proportion of the Portfolio's assets invested in each type of security will vary from time to time in accordance with Dreyfus' assessment of economic conditions and investment opportunities.

    - SMALL CAP PORTFOLIO seeks to maximize capital appreciation by investing principally in common stocks; under normal market conditions, the Series will invest at least 65% of its total assets in companies with market capitalizations of less than $1.5 billion at the time of purchase which Dreyfus believes to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.

    - QUALITY BOND PORTFOLIO seeks to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major U.S. banking institutions.

    T. ROWE PRICE EQUITY SERIES, INC. The T. Rowe Price Equity Series, Inc. is a mutual fund organized as a Maryland business trust. T. Rowe Price Associates, Inc. serves as investment manager to the Fund.

    - EQUITY INCOME PORTFOLIO seeks substantial dividend income as well as long-term capital appreciation through investments in common stocks of established companies.

    - NEW AMERICA GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in the common stocks of U.S. growth companies operating in service industries.

    INVESTMENT ADVISORY FEES AND EXPENSES. Each portfolio has an investment adviser and pays an investment advisory fee, which is deducted daily from each portfolio's net assets. In addition, each portfolio incurs operational and other expenses that are deducted from each portfolio's net assets. See the prospectus for each Fund for the amount of these fees and expenses.

    Certain of the investment advisers to the Funds may reimburse us for administrative costs in connection with administering the Funds as variable funding options. These amounts are not charged to the Funds or Owners, but are paid from assets of the advisers.

    MIXED AND SHARED FUNDING. Shares of all the Funds are sold to insurance company separate accounts that issue both variable annuity and variable life insurance policies ("mixed funding"). Shares of all Funds other than the MFS Series Fund are sold to separate accounts of insurance companies that may or may not be affiliated with the Company or each other ("shared funding"). The MFS Series Fund sells shares only to separate accounts of the Company and its affiliates. It is conceivable that, in the future, such mixed or shared funding may not be advantageous for certain variable life insurance or variable annuity policy owners. Although neither the Company nor the Funds currently foresee any such disadvantages either to variable life insurance or to variable annuity policy owners, the Company and each Fund's Board of Trustees/Directors have agreed to monitor events in order to identify any material irreconcilable conflicts between policy owners that may arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

                            PERFORMANCE INFORMATION

    From time to time we may advertise "Total Return" and "Average Annual Total Return." Such figures are based on historical earnings and are not intended to indicate future performance.

    "Total Return" for a Portfolio refers to the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized. "Total Return" for the Sub-Accounts refers to the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized, and net of the mortality and expense risk charge. "Average Annual Total Return" reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Portfolio's or Sub-Account's performance had been constant over the entire period. Because Average Annual Total Returns tend to smooth out variations in the return of the Portfolio, they are not the same as actual year-by-year results.

    Performance information may be compared, in reports and promotional literature, to: (i) the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for such financial instruments.

    The Policies were first offered to the public in 1997. However, total return data may be advertised based on the period of time that the Portfolios have been in existence. The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

PORTFOLIO PERFORMANCE FOR PERIOD ENDING: DECEMBER 31, 1997

    The following performance information of the Portfolios reflects the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized. It does not reflect any Policy or Variable Account charges.

                                         AVERAGE ANNUAL TOTAL RETURN OF THE PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                       PORTFOLIO
                                                       INCEPTION                                                     LIFE OF
PORTFOLIO                                                 DATE       1 YR.       3 YR.       5 YR.       10 YR.     PORTFOLIO
-----------------------------------------------------  ----------  ----------  ----------  ----------  ----------  ------------
MFS/Sun Life Series Trust Capital Appreciation Series    07/19/85      23.14%      26.23%      18.00%      17.95%       16.67%
MFS/Sun Life Series Trust Emerging Growth Series         05/01/95      21.93%         NA          NA          NA        24.90%
MFS/Sun Life Series Trust Government Securities
 Series                                                  07/19/85       8.72%       9.15%       6.69%       8.50%        8.65%
MFS/Sun Life Series Trust Total Return Series            05/02/88      21.98%      20.82%      14.35%         NA        13.12%
MFS/Sun Life Series Trust World Growth Series            11/16/93      15.32%      14.79%         NA          NA        13.00%
MFS/Sun Life Series Trust Conservative Growth Series     12/05/86      31.94%      31.49%      19.51%      17.39%       15.27%
MFS/Sun Life Series Trust Research Series                11/07/94      20.86%      27.17%         NA          NA        25.24%
MFS/Sun Life Series Trust Utilities Series               11/16/93      32.71%      28.35%         NA          NA        18.49%
Fidelity VIP Equity-Income Portfolio                     10/09/86      28.11%      25.52%      20.16%       6.72%       14.66%
Fidelity VIP Growth Portfolio                            10/09/86      23.48%      24.23%      18.00%      17.19%       15.56%
Fidelity VIP High Income Portfolio                       09/19/85      17.67%      17.44%      13.91%      12.81%       12.45%
Fidelity VIP Money Market Portfolio                      04/01/82       5.51%       5.60%       4.85%       5.87%        6.89%
Fidelity VIP II Contrafund Portfolio                     01/03/95      24.14%         NA          NA          NA        28.16%
Fidelity VIP II Index 500 Portfolio                      08/27/92      32.82%      30.76%      19.91%         NA        19.87%
Fidelity VIP II Investment Grade Bond Portfolio          12/05/88       9.06%       9.70%       7.11%         NA         8.29%
Fidelity VIP II Asset Manager: Growth Portfolio          01/03/95      25.07%         NA          NA          NA        22.73%
Neuberger&Berman AMT Limited Maturity Bond Portfolio     09/10/84       6.74%       7.29%       5.63%       7.07%        8.16%
Neuberger&Berman AMT Partners Portfolio                  03/22/94      31.25%      32.40%         NA          NA        24.18%
Neuberger&Berman AMT Mid-Cap Growth Portfolio            11/03/97         NA          NA          NA          NA        17.20%
J.P. Morgan Bond Portfolio                               01/03/95       9.38%         NA          NA          NA         9.28%
J.P. Morgan Equity Portfolio                             01/03/95      27.50%         NA          NA          NA        27.41%
J.P. Morgan Small Company Portfolio                      01/03/95      22.50%         NA          NA          NA        25.62%
Templeton Stock Fund: Class 1                            08/24/88      11.88%      19.70%      17.59%         NA        13.30%
Dreyfus Capital Appreciation Portfolio                   04/05/93      28.05%      29.00%         NA          NA        19.87%
Dreyfus Growth and Income Portfolio                      05/02/94      16.21%      31.46%         NA          NA        24.64%
Dreyfus Small Cap Portfolio                              08/31/90      16.75%      20.76%      26.14%         NA        43.96%
Dreyfus Quality Bond Portfolio                           08/31/90       9.42%      10.76%       8.38%         NA         9.59%
T. Rowe Price Equity Income Portfolio                    03/31/94      28.85%      27.57%         NA          NA        23.73%
T. Rowe Price New America Growth Portfolio               03/31/94      21.12%      30.01%         NA          NA        23.66%

    The annualized yield for the Fidelity VIP Money Market Portfolio for the seven days ending December 31, 1997 was 5.56%.

SUB-ACCOUNT INVESTMENT PERFORMANCE

    The following performance information of the Sub-Accounts assumes that the Sub-Accounts have been in operation for the same periods as the corresponding Portfolio and investing in the corresponding Portfolio. It reflects the total of the income generated by the Portfolio net of total Portfolio operating expenses, plus capital gains and losses, realized or unrealized, net of the mortality and expense risk charge (at the current rate of 0.75% of net asset value for the first ten years and 0.35% thereafter, rather than the guaranteed rate of 0.90%).

    THE FOLLOWING SUB-ACCOUNT PERFORMANCE FIGURES DO NOT REFLECT THREE OTHER SIGNIFICANT CHARGES. IF THESE CHARGES WERE INCLUDED, THE TOTAL RETURN FIGURES WOULD BE LOWER. FIRST, THE TOTAL RETURN FIGURES DO NOT REFLECT THE DEDUCTION FROM PREMIUMS OF THE EXPENSE CHARGES APPLIED TO PREMIUM. SECOND, MONTHLY COST OF INSURANCE CHARGES HAVE NOT BEEN DEDUCTED. THIRD, THE FIGURES DO NOT REFLECT THE DEDUCTION OF THE MONTHLY EXPENSE CHARGE.

                                        AVERAGE ANNUAL TOTAL RETURN OF THE SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                1 YR.       3 YR.       5 YR.       10 YR.      LIFE OF PORTFOLIO
-------------------------------------------------------  ----------  ----------  ----------  ----------  ----------------------
MFS/Sun Life Series Trust Capital Appreciation Series        22.22%      25.29%      17.12%      17.07%            15.89%
MFS/Sun Life Series Trust Emerging Growth Series             21.02%         NA          NA          NA             23.97%
MFS/Sun Life Series Trust Government Securities Series        7.91%       8.34%       5.90%       7.69%             7.93%
MFS/Sun Life Series Trust Total Return Series                21.07%      19.92%      13.50%         NA             12.28%
MFS/Sun Life Series Trust World Growth Series                14.46%      13.94%         NA          NA             12.16%
MFS/Sun Life Series Trust Conservative Growth Series         30.96%      30.51%      18.62%      16.52%            14.46%
MFS/Sun Life Series Trust Research Series                    19.96%      26.22%         NA          NA             24.31%
MFS/Sun Life Series Trust Utilities Series                   31.72%      27.40%         NA          NA             17.61%
Fidelity VIP Equity-Income Portfolio                         27.16%      24.59%      19.27%       5.93%            13.86%
Fidelity VIP Growth Portfolio                                22.56%      23.31%      17.12%      16.32%            14.75%
Fidelity VIP High Income Portfolio                           16.79%      16.57%      13.06%      11.97%            11.70%
Fidelity VIP Money Market Portfolio                           4.72%       4.81%       4.07%       5.08%             6.25%
Fidelity VIP II Contrafund Portfolio                         23.22%         NA          NA          NA             27.21%
Fidelity VIP II Index 500 Portfolio                          31.83%      29.79%      19.02%         NA             18.98%
Fidelity VIP II Investment Grade Bond Portfolio               8.25%       8.88%       6.31%         NA              7.48%
Fidelity VIP II Asset Manager: Growth Portfolio              24.14%         NA          NA          NA             21.82%
Neuberger&Berman AMT Limited Maturity Bond Portfolio          5.95%       6.49%       4.84%       6.27%             7.46%
Neuberger&Berman AMT Partners Portfolio                      30.27%      31.42%         NA          NA             23.26%
Neuberger&Berman AMT Mid-Cap Growth Portfolio                   NA          NA          NA          NA             16.33%
J.P. Morgan Bond Portfolio                                    8.57%         NA          NA          NA              8.47%
J.P. Morgan Equity Portfolio                                 26.55%         NA          NA          NA             26.46%
J.P. Morgan Small Company Portfolio                          21.59%         NA          NA          NA             24.69%
Templeton Stock Fund: Class 1                                11.05%      18.81%      16.72%         NA             12.46%
Dreyfus Capital Appreciation Portfolio                       27.10%      28.04%         NA          NA             18.98%
Dreyfus Growth and Income Portfolio                          15.35%      30.48%         NA          NA             23.71%
Dreyfus Small Cap Portfolio                                  15.88%      19.86%      25.20%         NA             42.89%
Dreyfus Quality Bond Portfolio                                8.61%       9.94%       7.57%         NA              8.77%
T. Rowe Price Equity Income Portfolio                        27.89%      26.62%         NA          NA             22.81%
T. Rowe Price New America Growth Portfolio                   20.22%      29.04%         NA          NA             22.74%

                                   THE POLICY

    This Prospectus describes the standard features of the Policy. There may be differences in your Policy due to requirements of the state where your Policy is issued. Any such changes will be defined in your Policy.

APPLICATION AND ISSUANCE OF A POLICY

    To purchase a Policy, you must submit an application to our Principal Office, so that we may follow certain underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (medical) underwriting, simplified underwriting, and guaranteed issue basis (each such basis is referred to as an underwriting Class). The proposed Insured generally must be less than 81 years old for medical issue, 76 years old for simplified issue, and 71 years old for guaranteed issue underwriting classes. Medical and simplified issue policies may require medical exams and further information before the proposed application is approved. Availability of guaranteed issue policies must be pre-approved based on information you provide on a master application along with specific requirements which must be met by all members of the group of proposed Insureds. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A policy cannot be issued until the underwriting process has been completed to our satisfaction and we reserve the right to reject an application that does not meet our underwriting requirements or to "rate" an insured as a substandard risk, which will result in the charging of increased Monthly Cost of Insurance charges and/or flat extra charges.

    The Policy is designed for use only by an Owner who has an insurable interest in the life of the Insured. Under the applicable state law and for tax purposes, the Policy will not qualify as life insurance unless this insurable interest requirement is satisfied. You should consult with a qualified adviser to ensure that you have an insurable interest in the life of the Insured up to the full amount of the Death Benefit. You should consult with a qualified adviser when determining the Total Face Amount of the Policy and prior to undertaking any action or making any change that increases the Policy's Death Benefit.

    Pending approval of the application, any initial Premium will be held in our General Account. Upon approval of the application, your Policy on the life of the Insured will be issued to you, which will set forth your rights and our obligations. The Minimum Premium is due and payable as of the Issue Date. The Effective Date of Coverage for the Policy, which initially is the Investment Start Date, will be the later of the Issue Date, the date we approve the application for the Policy, or the date you pay a Premium equal to or in excess of the Minimum Premium. If an application is not approved, any Premium payment will be returned promptly.

FREE LOOK PERIOD

    Your Policy has a "Right to Return" provision, which gives you certain cancellation rights. If you are not satisfied with your Policy, you may return it by delivering or mailing it to our Principal Office or to the sales representative through whom you purchased the Policy within 20 days from the date of receipt (unless a different period is applicable under state law) or within 45 days after your application is signed, whichever period ends later (the "Free Look Period").

    A Policy returned under this provision will be deemed void as though it had never been applied for. You will receive a refund equal to the sum of (1) the difference between any Premium payments made, including fees and charges, and the amounts allocated to the Variable Account, (2) the value of the amounts allocated to the Variable Account on the date the cancellation request is received by the Company or the sales representative through whom you purchased the Policy, and (3) any fees or charges imposed on amounts allocated to the Variable Account. However, if your Policy provides for a full refund under its "Right to Return" provision, you will receive a refund of all Premium payments made, with no adjustment for investment experience.

    If your Policy provides for such a full refund during the Free Look Period, beginning on the Investment Start Date all Net Premium will be allocated to the VIP Money Market Sub-Account until the expiration of the Free Look Period, at which time your Account Value and future Net Premium will be allocated in accordance with your instructions. (See "PREMIUM PAYMENTS -- Allocation of Net Premium.")

                                PREMIUM PAYMENT

    The Policy is designed to offer you a wide range of Premium flexibility. In general, subject to the limits described below, you may choose the frequency and amount of Premium payments (your Premium pattern). The charges and deductions and Policy rights with respect to transfers, loans and partial surrenders remain the same regardless of the Premium pattern you choose. Your Premium pattern may affect whether the Policy is treated as a Modified Endowment Contract, which can cause Policy distributions and loans to be subject to tax. (See "FEDERAL TAX STATUS -- Taxation of Policy Proceeds.")

    All Premium payments are payable to us, and should be mailed to our Principal Office.

PLANNED PERIODIC PREMIUMS

    While you are not required to make Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our Premium limits. In general, the billing period must be annual or semiannual. We will send reminder notices for the planned periodic Premium at the beginning of each billing period unless reminder notices have been suspended as described below. However, you are not required to pay the planned periodic Premium; you may increase or decrease Premium payments, subject to our limits, and you may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy. We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if Premiums are not being paid (except for notices in connection with the grace period (see "ACCOUNT VALUE -- Grace Period")). We will notify you prior to suspending reminder notices.

GENERAL PREMIUM LIMIT

    We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 without our consent, although we will accept a smaller Premium payment if it is necessary to keep your Policy in force. We reserve the right not to accept a Premium payment that causes the Base Death Benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept such a Premium. Moreover, you should consult with a qualified adviser concerning whether such a Premium causes the Death Benefit to exceed your insurable interest in the Insured. (See "THE POLICY -- Application and Issuance of a Policy.")

TAX LIMITS ON PREMIUM PAYMENTS

    If the death benefit compliance test you have specified is the Guideline Premium Test (see "DEATH BENEFIT -- Death Benefit Compliance Test"), we will not accept Premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under that test. The maximum Premium limit for each year is the largest Premium that can be paid such that the sum of all Premiums paid will not exceed the limitations referred to in Section 7702 of the Internal Revenue Code, or any successor provision. Maximum Premium limits for each year (based on reasonable industry interpretations) will be shown in your annual report. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you. No such maximum Premium limitations apply under the Cash Value Accumulation Test.

ALLOCATION OF NET PREMIUM

    The Net Premium is the amount you pay as the Premium less the Expense Charges Applied to Premium. In general, Net Premium will be allocated to the Sub-Accounts in accordance with the allocation percentages specified by you, subject to special provisions applicable during the Free Look Period. (See "THE POLICY -- Free Look Period.") Your initial allocation of Net Premium will be specified in the application. There are no limitations concerning the number of Sub-Accounts to which Net Premium may be allocated, although the minimum allocation for any Sub-Account to which you choose to allocate Account Value is 5% of Net Premium, and percentages must be in whole numbers.

    You may change the allocation of future Net Premium at any time pursuant to written or telephone request to the Service Center. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requirements that you identify yourself by name and identify a personal identification number. For additional protection, all changes in allocation percentages by telephone may be recorded. An allocation change will be effective as of the date the Service Center receives the request for that change. The Policy also permits certain transfers of Account Value among Sub-Accounts. (See "ACCOUNT VALUE -- Transfer Privileges.")

MODIFIED ENDOWMENT CONTRACTS

    Federal income tax law provides special rules for the income taxation of proceeds from life insurance policies that are defined as "Modified Endowment Contracts." If your Policy is a Modified Endowment Contract, some or all of the Policy loans, surrenders, partial surrenders and other distributions under the Policy will likely be taxable and subject to an additional 10% tax. Whether your Policy is a Modified Endowment Contract depends primarily upon whether you have paid Premiums in excess of a prescribed "7-pay" limit or undertaken other actions with respect to the Policy. For further discussion of this determination and the rules that will apply, see "FEDERAL TAX STATUS -- Taxation of Policy Proceeds."

    At the time a Premium is received that would, in our opinion, cause the Policy to become a Modified Endowment Contract based on reasonable industry interpretations, the Company will so notify the Owner and will not credit the Premium unless it has received specific instructions from the Owner to do so. If such instructions are not received within 24 hours of the date we send notification to the Owner, the Premium will be immediately returned.

                                 DEATH BENEFIT

DEATH BENEFIT COMPLIANCE TEST

    The Policy must satisfy either of two death benefit compliance tests in order to qualify as life insurance under Section 7702 of the Internal Revenue
Code: the Cash Value Accumulation Test or the Guideline Premium Test. Each test effectively requires that the Policy's Death Benefit must always be equal to or greater than the Account Value multiplied by a certain percentage (the "Death Benefit Percentage"). Thus, the Policy has been structured so that your Base Death Benefit may increase above your Specified Face Amount in order to comply with the applicable test. The Death Benefit Percentage for the Guideline Premium Test varies only by age. The Death Benefit Percentage for the Cash Value Accumulation Test varies by age and sex. As a general matter, the Death Benefit Percentages for the Guideline Premium Test are lower than those for the Cash Value Accumulation Test. The Guideline Premium Test also imposes maximum Premium limits whereas the Cash Value Accumulation Test does not.

    You must select and specify one of the two death benefit compliance tests in your application. Once your policy is issued, you may not change this selection. In general, where maximum accumulation of Account Value during the initial Policy Years is a primary objective, the Cash Value Accumulation Test is more appropriate. Where your primary objective is the most economically efficient method of obtaining a specified amount of coverage, the Guideline Premium Test is generally more appropriate. Since your selection of the death benefit compliance test depends on complex factors and may not be changed, you should consult with a qualified tax adviser before making this election.

DEATH BENEFIT OPTIONS

    The Policy provides the following two death benefit options for determining the Base Death Benefit. You must select and specify one of the two death benefit options in your application. You may change your death benefit option in the manner described below.

    Option A -- Specified Face Amount. The Base Death Benefit is the greater of the Specified Face Amount, or the Account Value multiplied by the applicable Death Benefit Percentage.

    Option B -- Specified Face Amount Plus Account Value. The Base Death Benefit is the greater of the Specified Face Amount plus the Account Value, or the Account Value multiplied by the applicable Death Benefit Percentage. Option B is not available if the death benefit compliance test is the Cash Value Accumulation Test.

    At any time the Base Death Benefit is defined as the Account Value multiplied by the applicable Death Benefit Percentage, and the Base Death Benefit less the Account Value exceeds the Total Face Amount, we reserve the right to distribute Account Value to you as a partial surrender to the extent necessary so that the Base Death Benefit less the Account Value equals the Total Face Amount. You will not have the option of providing evidence of insurability to maintain your level of death benefit.

BENEFITS AT DEATH

    The Policy Proceeds will be paid as they become due upon the death of the Insured prior to Maturity. We will make payment when we receive Due Proof of that death. The Policy Proceeds equal the amount of the Base Death Benefit decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any APB Rider Death Benefit and any other supplemental benefits. The Death Benefit used to determine Policy Proceeds is based on the Specified Face Amount, Total Face Amount and Account Value in effect, on the date of death.

CHANGES IN THE DEATH BENEFIT OPTION

    If the death benefit compliance test you have chosen is the Guideline Premium Test, you may change the death benefit option either from Option A to Option B, or from Option B to Option A. If the death benefit compliance test you have chosen is the Cash Value Accumulation Test, only Option A is available, and you may not change to Option B. Changes in the death benefit option are subject to our underwriting rules in effect at the time of change. Requests for a change must be made in writing to our Service Center. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request.

    If the death benefit option change is from Option B to Option A, the Specified Face Amount will be increased by the Account Value. If the death benefit option change is from Option A to Option B, the Specified Face Amount will be reduced by the Account Value. In either case, the amount of the Base Death Benefit at the time of change will not be altered, but the change in death benefit option will affect the determination of the Base Death Benefit from that point on. Under the Guideline Premium Test, a change in death benefit option could cause total Premiums theretofore paid to exceed the maximum premium limitation determined under the test. The change also could reduce the maximum premium limitation for future Premium payments. If the change results in total Premiums paid exceeding the maximum premium limitation, the Company will require you to undertake a partial surrender of the Policy (see "DEATH BENEFIT -- Partial Surrender" and "FEDERAL TAX STATUS -- Taxation of Policy Proceeds"). You should consult a qualified tax adviser prior to changing the death benefit option.

APB RIDER

    The Policy can be issued with an APB Rider, which provides life insurance coverage, annually renewable to Attained Age 100, on the life of the Insured. The amount of coverage under the APB Rider, the APB Rider Death Benefit, is initially the APB Rider Face Amount that you have the flexibility to specify in your Policy. Subsequently, the amount of the APB Rider Death Benefit is adjusted automatically by the Company; if the Base Death Benefit under the Policy exceeds the Specified Face Amount (or for death benefit Option B, the Specified Face Amount plus Account Value) as a result of an increase in Account Value (see "DEATH BENEFIT -- Death Benefit Compliance Test"), the APB Rider Death Benefit will be reduced by an equivalent amount, under the formula set forth below.

    The APB Rider Death Benefit is the greater of zero or the result of (a) less
(b) where:

        (a) is the APB Rider Face Amount, and

        (b) is the excess, if any, of the Base Death Benefit over

            - the Specified Face Amount for death benefit Option A policies, or

            - the Specified Face Amount plus the Account Value for death benefit
              Option B policies.

    The cost of the APB Rider is included in the Monthly Cost of Insurance deduction. (See "CHARGES, DEDUCTIONS AND REFUNDS -- Monthly Cost of Insurance.") Two otherwise identical policies with the same Total Face Amount will have different Target Premiums depending on the mixture of Specified Face Amount and APB Rider Face Amount. The policy with more APB Rider will have lower Target Premium (see "DEFINITIONS -- Target Premium") and consequently, lower sales load deductions (see "CHARGES, DEDUCTIONS AND REFUNDS"); however, conversion rights do not apply to the APB Rider (see "GENERAL PROVISIONS -- Conversion") and guaranteed maximum cost of insurance rates associated with the APB Rider Death Benefit exceed those associated with the Base Death Benefit (see"CHARGES, DEDUCTIONS AND REFUNDS -- Monthly Cost of Insurance").

    An APB Rider will terminate on the earliest of the following dates: (1) receipt of your written request for termination, (2) lapse of the Policy because of insufficient value, or (3) termination of the Policy.

MINIMUM FACE AMOUNT

    The sum of the Specified Face Amount and the APB Rider Face Amount, the Total Face Amount, generally must be at least equal to a minimum of $50,000, of which the Specified Face Amount must be at least equal to a minimum of $5,000. The Company reserves the right to waive these minimums and also reserves the right to offer the Policy only in conjunction with an APB Rider with a certain APB Rider Face Amount.

CHANGES IN FACE AMOUNT

    After the end of the first Policy Year, you may change the Specified Face Amount and, if it is part of the Policy, the APB Rider Face Amount. Unless you specify otherwise, a change in the Policy's Total Face Amount will first be applied, to the extent possible, to the APB Rider Face Amount. You must send your request for a change to our Service Center, in writing. The Effective Date of Coverage for changes is:

    - for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for such increase, and

    - for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

DECREASES IN FACE AMOUNT

    The Specified Face Amount may not decrease to less than the minimum Specified Face Amount. A decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Policy's Total Face Amount to an amount less than the minimum Total Face Amount. A decrease in face amount will be applied to the initial face amount and to each increase in face amount in the following order:

    - first, to the most recent increase;

    - second, to the next most recent increases in reverse chronological order; and

    - finally, to the initial face amount.

    If you have chosen the Guideline Premium Test, a decrease in the Specified Face Amount or APB Rider Face Amount could cause total Premiums theretofore paid to exceed the maximum premium limitation determined under the test. The decrease also will reduce the maximum premium limitation for future Premium payments. If the decrease results in total Premiums paid exceeding the maximum premium limitation, the Company will require you to undertake a partial surrender of the Policy (see"DEATH BENEFIT -- Partial Surrender" and "FEDERAL TAX STATUS -- Taxation of Policy Proceeds"). You should consult a qualified tax adviser prior to decreasing the Specified Face Amount or APB Rider Face Amount.

INCREASES IN FACE AMOUNT

    An increase in the face amount is subject to our underwriting rules in effect at the time of the increase. You may be required to submit evidence of the Insured's insurability satisfactory to us. Moreover, you should consult with a qualified adviser concerning whether your insurable interest in the Insured will support such an increase. (See "THE POLICY -- Application and Issuance of a Policy.")

                                 ACCOUNT VALUE

    The Account Value is the sum of the amounts in each Sub-Account of the Variable Account with respect to your Policy, plus the amount of the Loan Account. The Account Value varies depending upon the Premiums paid, Expense Charges Applied to Premium, Mortality and Expense Risk Percentage deductions, Monthly Expense Charges, Monthly Cost of Insurance charges, Policy loans and loan repayments, Partial Surrenders, fees, and the Net Investment Factor (determined as provided below) for the Sub-Accounts to which your Account Value is allocated.

    We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount you have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to you in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

    Amounts allocated to a Sub-Account will be used to purchase Units of the Sub-Account. Units are redeemed when you make partial surrenders, undertake Policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. The Unit Value for each Sub-Account was initially established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

    Transactions are processed on the date we receive a Premium at Our Principal Office or any acceptable written or telephonic request is received at the Service Center. If your Premium or request is received on a date that is not a Valuation Date, or after the close of the New York Stock Exchange on a Valuation Date, the transaction will be processed on the next subsequent Valuation Date.

ACCOUNT VALUE IN THE SUB-ACCOUNTS

    The Account Value attributable to each Sub-Account of the Variable Account on the Investment Start Date equals:

    - that portion of Net Premium received and allocated to the Sub-Account,

    less

    - the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, and

    - the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

    The Account Value attributable to each Sub-Account of the Variable Account on subsequent Valuation Dates is equal to:

    - the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account's Net Investment Factor, less the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

    - that portion of Net Premium received and allocated to the Sub-Account during the current Valuation Period,

    - any amounts transferred by you to the Sub-Account from another Sub-Account during the current Valuation Period,

    - that portion of any loan repayment allocated to the Sub-Account during the current Valuation Period, and

    - that portion of any interest credited on the Loan Account which is allocated to the Sub-Account during the current Valuation Period, less

    - any amounts transferred by you from the Sub-Account to another Sub-Account during the current Valuation Period,

    - that portion of any partial surrenders deducted from the Sub-Account during the current Valuation Period,

    - that portion of any Policy loan transferred from the Sub-Account to the Loan Account during the current Valuation Period,

    - if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy month just beginning charged to the Sub-Account,

    - if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy month just ending charged to the Sub-Account, and

    - if you surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy month charged to the Sub-Account.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore your Account Value allocated to the Sub-Account may increase, decrease or remain the same.

    The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing (a) by (b) where

    (a) is the net result of:

        (1) the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

        (2) the per share amount of any dividend or other distribution declared on Fund shares held in the Sub-Account if the"ex-dividend" date occurs during the Valuation Period, plus or minus

        (3) a per share credit or charge with respect to any taxes paid, or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law); and

    (b) is the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

ACCOUNT VALUE IN THE LOAN ACCOUNT

    The Account Value in the Loan Account is zero on the Investment Start Date.

    The Account Value in the Loan Account on any day after the Investment Start Date equals:

    - the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the "interest credited on Loan Account rate" of 4%,

    plus

    - any amount transferred from Sub-Accounts to the Loan Account for Policy loans requested on that day,

    less

    - any loan repayments made on that day, and

    - if that day is a Policy Anniversary, any amount transferred to the Sub-Accounts by which the Loan Account Value exceeds the outstanding Policy loan.

TRANSFER PRIVILEGES

    Subject to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, including those set forth in the Policy, you may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account. We will make transfers pursuant to an authorized written or telephone request to the Service Center. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requirements that you identify yourself by name and identify a personal identification number. Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Sub-Account's value from which the transfer will be made. If you request a transfer based on a specified percentage of the Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Sub-Account's value at the time the request is received.

    These transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; and (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account. In addition, transfer privileges are subject to any restrictions that may be imposed by the Funds.

SURRENDER

    You may surrender the Policy for the Cash Surrender Value at any time. The Cash Surrender Value is the Account Value, decreased by the balance of any outstanding Policy Debt, increased by the Sales Load Refund at Surrender, if any.

PARTIAL SURRENDER

    You may make a Partial Surrender of the Policy once each Policy Year after the first Policy Year by written request to the Service Center. The maximum amount of any Partial Surrender is the Account Value decreased by the balance of any outstanding Policy Debt. Unless you provide evidence satisfactory to us that the Insured is still an acceptable risk based on our underwriting limits and standards, the Total Face Amount will be reduced to the extent necessary so that:

    - the Death Benefit less the Account Value immediately after the Partial Surrender,

    does not exceed

    - the Death Benefit less the Account Value immediately before the Partial Surrender.

    If you provide such evidence, you will have the option of keeping the Death Benefit equal to what it was immediately prior to the Partial Surrender. The Specified Face Amount remaining in force after the Partial Surrender must be no lower than the minimum Specified Face Amount. A Partial Surrender may not decrease the Policy's Total Face Amount to an amount less than the minimum Total Face Amount.

ALLOCATION OF PARTIAL SURRENDER

    You may allocate the Partial Surrender among the Sub-Accounts of the Variable Account. If you do not specify the allocation, then the Partial Surrender will be allocated among the Sub-Accounts in the same proportion that the Account Value of each Sub-Account bears to the aggregate Account Value of all Sub-Accounts on the date of Partial Surrender.

INSUFFICIENT VALUE

    If, on a Valuation Date, the Account Value less the outstanding Policy Debt is less than or equal to zero, then the Policy will terminate for no value, subject to the grace period.

GRACE PERIOD

    If, on a Valuation Date, your Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium that is sufficient to cover the deductions from the Account Value. These deductions include the Monthly Cost of Insurance, the Monthly Expense Charge and the Daily Risk Percentage charge. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us. If the Premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, then any overdue Monthly Cost of Insurance and Monthly Expense Charge will be deducted from the amount payable by us.

                        CHARGES, DEDUCTIONS AND REFUNDS

EXPENSE CHARGES DEDUCTED AS A PERCENT OF PREMIUM

    The Expense Charges Applied to Premium will be the sum of the charges for premium tax, the federal deferred acquisition cost ("DAC") tax, and the applicable sales load rates. The Expense Charges Applied to Premium are multiplied by each Premium you pay and the result will be deducted from the Premium payment.

    All states and a few cities and municipalities impose taxes on premiums paid for life insurance. These charges vary from 2% to 4% of premium in most states, depending on the state of residence of the Owner (Kentucky currently charges a tax of 7% of premium). The premium tax percentage rate charged against the Premium on your Policy will be determined from time to time and will equal the rate we expect to pay for premium taxes in your state of residence. In no event will the premium tax rate exceed 4%, except that for Kentucky Policy Owners, in no event will the premium tax rate exceed 9%. In the event your state of residence changes, the premium tax rate will be adjusted to reflect the rate for the new state of residence.

    We also make a deduction of 1.25% of Premium, which is the rate approximately equal to our expenses in paying federal DAC taxes associated with the Policies. The charge for DAC tax expenses is guaranteed not to exceed this rate.

    A sales load rate of 8.75% is deducted from Premium paid up to Target Premium for each of the first seven Policy Years. A sales load rate of 2.25% is deducted from Premium paid in excess of Target Premium for each of the first seven Policy Years. The amount of Target Premium is specified in your Policy. All Premium paid in a Policy Year is aggregated to determine which portion of a Premium exceeds Target Premium. There is no sales load imposed after the seventh Policy Year. The sales load rates are guaranteed not to exceed these amounts. The sales load is designed primarily to compensate us for a portion of the expenses incurred in distributing the Policy, including agent compensation, the cost of prospectuses, and advertising. We may reduce or waive the sales load for certain group or sponsored arrangements or corporate purchasers. (See "CHARGES, DEDUCTIONS, AND REFUNDS -- Reduction of Charges.")

SALES LOAD REFUND AT SURRENDER

    If you surrender your Policy during the first three Policy Years, a portion of the sales load charged against the Premium payments made in the Policy Year of surrender will be refunded. We will refund 6% of Premium paid up to Target Premium, and the entire sales load charged against Premium paid in excess of Target Premium. The refund only applies to Premiums paid in the Policy Year of surrender (rather than applying to Premiums paid since issue). This refund is not available for partial surrenders or Policy loans. There is no refund for surrenders occurring after the third Policy Year.

EXPENSE CHARGES DEDUCTED AS A PERCENT OF ASSETS

    We deduct a daily charge from the assets of the Variable Account for mortality and expense risks we assume in connection with the Policy. The amount of the daily charge is the Daily Risk Percentage multiplied by the net asset value of the Variable Account. The Daily Risk Percentage will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes. During the first ten Policy Years, the Daily Risk Percentage is currently .0020471%, which is equivalent to an annual rate of 0.75%; beginning in the eleventh Policy Year, the Daily Rate Percentage decreases to .0009572%, which is equivalent to an annual rate of 0.35%. In no event will the Daily Risk Percentage exceed .0024548%, which is equivalent to an annual rate of .90%.

    The Company does not take any federal, state or local taxes into account when determining the Net Investment Factor (see "FEDERAL TAX STATUS -- Tax Treatment of the Company and the Variable Account"). We reserve the right to impose charges for such taxes.

EXPENSES OF THE UNDERLYING FUNDS

    Because the Variable Account purchases shares of the Funds, your Account Value will reflect investment management fees and other expenses incurred by the Funds. The following table illustrates these fees and expenses paid by each of the Portfolios of Funds as a percentage of average net assets based on information for the year ended December 31, 1997. These fees and expenses are more fully described in the accompanying prospectuses. The data with respect to the Funds' annual expenses have been provided to us by the Funds. We have not independently verified such data.

                                   FEE TABLE
       Annual Fund Expenses (as a percentage of Fund average net assets)

                                                                                            TOTAL ANNUAL
                                                         MANAGEMENT FEES   OTHER EXPENSES     EXPENSES
                                                         ---------------   --------------   ------------
MFS/Sun Life Series Trust Capital Appreciation Series         0.73%             0.05%           0.78%
MFS/Sun Life Series Trust Emerging Growth Series              0.73%             0.08%           0.81%
MFS/Sun Life Series Trust Government Securities Series        0.55%             0.08%           0.63%
MFS/Sun Life Series Trust Total Return Series                 0.66%             0.05%           0.71%
MFS/Sun Life Series Trust World Growth Series                 0.88%             0.14%           1.02%
MFS/Sun Life Series Trust Conservative Growth Series          0.55%             0.06%           0.61%
MFS/Sun Life Series Trust Research Series                     0.72%             0.07%           0.79%
MFS/Sun Life Series Trust Utilities Series                    0.75%             0.11%           0.86%
Fidelity VIP II Contrafund Portfolio                          0.60%             0.11%           0.71%(1)
Fidelity VIP Equity-Income Portfolio                          0.50%             0.08%           0.58%(1)
Fidelity VIP Growth Portfolio                                 0.60%             0.09%           0.69%(1)
Fidelity VIP High Income Portfolio                            0.59%             0.12%           0.71%
Fidelity VIP II Index 500 Portfolio                           0.24%             0.04%           0.28%(2)
Fidelity VIP Money Market Portfolio                           0.21%             0.10%           0.31%
Fidelity VIP II Investment Grade Bond Portfolio               0.44%             0.14%           0.58%
Fidelity VIP II Asset Manager: Growth Portfolio               0.60%             0.17%           0.77%
Neuberger&Berman AMT Limited Maturity Bond Portfolio          0.65%             0.12%           0.77%(3)
Neuberger&Berman AMT Partners Portfolio                       0.80%             0.06%           0.86%(3)
Neuberger&Berman AMT Mid-Cap Growth Portfolio                 0.60%             0.40%           1.00%(3)(4)
J.P. Morgan Bond Portfolio                                    0.30%             0.45%           0.75%(5)
J.P. Morgan Equity Portfolio                                  0.40%             0.50%           0.90%(5)
J.P. Morgan Small Company Portfolio                           0.60%             0.55%           1.15%(5)
Templeton Stock Fund: Class 1                                 0.69%             0.19%           0.88%(6)
Dreyfus Capital Appreciation Portfolio                        0.75%             0.05%           0.80%
Dreyfus Growth and Income Portfolio                           0.75%             0.05%           0.80%
Dreyfus Small Cap Portfolio                                   0.75%             0.03%           0.78%
Dreyfus Quality Bond Portfolio                                0.65%             0.10%           0.75%
T. Rowe Price Equity Income Portfolio                         0.85%             0.00%           0.85%
T. Rowe Price New America Growth Portfolio                    0.85%             0.00%           0.85%

----------
(1) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .56% for VIP Equity-Income Portfolio, .67% for VIP Growth Portfolio and .71% for VIP II Contrafund Portfolio.
(2) FMR agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .28%, .15% and .43% respectively.
(3) Neuberger&Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Management Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.
(4) Expenses reflect expense reimbursement NBMI has undertaken to reimburse the Mid-Cap Growth Portfolio for certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Mid-Cap Growth Portfolio's average daily net asset value. Absent such reimbursement, the Total Annual Expenses for the year ended December 31, 1997 was estimated to be 1.25% for the Mid-Cap Growth Portfolio. These expense reimbursement policies are subject to termination upon 60 days written notice with respect to the Mid-Cap Growth Portfolio, and there can be no assurance that these policies will be continued thereafter. The Mid-Cap Growth Portfolio commenced operations on November 3, 1997; therefore, the expense figures for the Portfolio are estimated.

(5) This information reflects current fees and expenses, restated to reflect an agreement by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan Investment Management Inc., to reimburse the Fund to the extent certain expenses exceed in any fiscal year 0.75%, 0.90% and 1.15% of the average daily net assets of J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 1.91% for the J.P. Morgan Bond Portfolio, 2.31% for the J.P. Morgan Equity Portfolio and 3.81% for the J.P. Morgan Small Company Portfolio.
(6) Management fees and total operating expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. See fund prospectus for details. Actual management fees and total fund operating expenses during 1997 were lower.

EXPENSE CHARGES DEDUCTED ON A PER POLICY BASIS

    We deduct a Monthly Expense Charge of $13.75 at the beginning of each month during the first Policy Year and $7.50 for months thereafter. The Monthly Expense Charge will be determined from time to time based on our expectations of future expenses. However, the Monthly Expense Charge will not be greater than $13.75 in any Policy month. This charge is designed to reimburse us for actual administrative costs we incur, and we do not expect to make a profit from this charge. The Monthly Expense Charge deduction will be allocated among Sub-Accounts in the same proportion that the Account Value of each Sub-Account bears to the aggregate Account Value of all Sub-Accounts immediately prior to the deduction.

MONTHLY COST OF INSURANCE

    We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. If you surrender your Policy on any day other than a Monthly Anniversary Day, a pro-rata charge will be made. The Monthly Cost of Insurance deduction will be allocated among Sub-Accounts in the same proportion that the Account Value of each Sub-Account bears to the aggregate Account Value of all Sub-Accounts immediately prior to the deduction.

    The Monthly Cost of Insurance deduction is the sum of

    - the monthly cost of insurance rate (described below )multiplied by the Net Amount at Risk (as defined below) divided by 1000; the "Net Amount at Risk" equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Account Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

    - the monthly cost of insurance rate for the APB Rider Death Benefit, if any, times the APB Rider Death Benefit divided by 1000;

    - the monthly rider cost for any other riders that are a part of the Policy;

    - the flat extra, if any, specified in the Policy, times the Total Face Amount divided by 1000.

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

    The monthly cost of insurance rates are based on the length of time the Policy has been in force and the Insured's sex (in the case of Non-Unisex Policies), Issue Age, Class and table rating, if any. The monthly cost of insurance rates for the Base Death Benefit and the APB Rider Death Benefit are currently the same but may differ in the future. The monthly cost of insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes. However, the maximum monthly cost of insurance rates for the Base Death Benefit for Insureds that are not rated substandard risks will not exceed the monthly rates based on the 1980 CSO Mortality Tables A (for male and unisex) and G (for females). Generally, the maximum monthly cost of insurance rates for the APB Rider Death Benefit for Insureds that are not rated substandard risks will not exceed 125% of the monthly rates based on the 1980 CSO Mortality Tables A (for male and unisex) and G (for females). Monthly cost of insurance rates for Classes with substandard risk ratings are based on multiples of these tables. Flat extras apply only with respect to certain types of substandard risk Classes, and, if applicable, will be specified in your Policy.

REDUCTION OF CHARGES

    We reserve the right to reduce any of the charges and deductions described in this section in connection with the sale of any Policy when it is expected that the nature of the sale will result in savings of costs underlying the charge or deduction. We will determine the propriety and amount of the reduction in our discretion. We may modify the qualification requirements that enable a sale to receive such a reduction as experience is gained. Any such reduction will not be unfairly discriminatory against the interests of any Policy Owner.

                                  POLICY LOANS

    You may request a Policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the Policy loan is made. Account Value equal to the amount of the Policy loan will be transferred from the Sub-Accounts to the Loan Account on the date the Policy loan is made. You may allocate the Policy loan among the Sub-Accounts. If you do not specify the allocation, then the Policy loan will be allocated among the Sub-Accounts in the same proportion that the Account Value of each Sub-Account bears to the aggregate Account Value of all Sub-Accounts immediately prior to the loan.

    Interest on the Policy loan will accrue daily at the Policy loan interest rate of 5% in Policy Years one through ten and 4.25% thereafter. This interest shall be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional Policy loan and will bear interest at the same rate and in the same manner as the prior Policy loan.

    All funds we receive from you will be credited to your Policy as Premium unless we have received written notice, in form satisfactory to us, that the funds are for loan repayment. In the event you have a loan against the Policy, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time before Maturity. The amount of the loan repayment up to the outstanding balance of the Policy loan will be transferred from the Loan Account to the Sub-Accounts. You may allocate the loan repayment among the Sub-Accounts. If you do not specify the allocation, then the loan repayment will be allocated among the Sub-Accounts in the same proportion that the Account Value of each Sub-Account bears to the total Account Value less the Loan Account immediately prior to the loan repayment.

                               GENERAL PROVISIONS

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    Shares of any or all of the Portfolios may not always be available for purchase by the Sub-Accounts of the Variable Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open end investment companies or unit investment trusts may be substituted both for Portfolio shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved, if required, by the Securities and Exchange Commission. In addition, the investment policy of the Variable Account will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts. In the event of any substitution or other act pursuant to this provision, we may make appropriate amendment to the Policy to reflect the substitution.

ALTERATION

    Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary, or one of our vice presidents.

ASSIGNMENTS

    During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Service Center and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before it was received by us at our Service Center. We are not responsible for the validity or legal effect of any assignment.

CHANGE IN THE OPERATION OF THE VARIABLE ACCOUNT

    At our election, and subject to any necessary vote by those having voting rights, the Variable Account may be operated as a unit investment trust or a management company under the Investment Company Act of 1940. It is currently registered as an investment company under the Investment Company Act of 1940 and may be deregistered in the event registration is no longer required. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate amendment to the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

CONVERSION

    You may convert the Policy into a flexible premium universal life policy offered by Sun Life Assurance Company of Canada during the first 24 months after the Issue Date while the Policy is in force. Choice of a new policy is subject to our approval and will be restricted to those policies that offer the same Class and rating as your Policy. The new policy will be issued with the same Class and rating as the Policy without evidence of the insured's insurability. The conversion provision does not apply to the APB Rider, if any, or to any supplemental benefits that may be attached to the Policy. Riders or supplemental benefits will terminate automatically when the Policy is converted.

DEFERRAL OF PAYMENT

    We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender, or Policy loan may be postponed whenever:

    - the New York Stock Exchange ("NYSE") is closed, other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted,

    - the Securities and Exchange Commission, by order, permits postponement for the protection of Policy Owners, or

    - an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

ENTIRE CONTRACT

    The entire contract with us consists of the Policy, including the Application and any attached copies of supplemental applications for increases in the face amount. Any illustrations prepared in connection with the Policy do NOT form a part of our contract with you and are intended solely to provide information about possible future performance, based solely on data available at the time such illustrations are prepared.

ILLUSTRATIONS

    Upon request, we will provide you with an illustration of future Account Value and Death Benefits. This illustration will be furnished to you for a nominal fee not to exceed $25.

INCONTESTABILITY

    All statements made in the Application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in face amount, increase in Base Death Benefit over Premium paid, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of

Premiums in accordance with the Insufficient Value provision. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase. Any increase in Base Death Benefit over Premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

MATURITY

    If the Insured is living and the Policy is in force on the date of Maturity, the Cash Surrender Value is payable to you. It is possible that insurance coverage may not continue to Maturity, even if planned periodic Premiums are paid in a timely manner.

MISSTATEMENT OF AGE OR SEX (NON-UNISEX POLICY)

    If the age or (in the case of a Non-Unisex Policy) sex of the Insured is stated incorrectly in the Application, the amounts payable by us will be adjusted as follows:

    - Misstatement discovered at death: The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or (for a Non-Unisex Policy) sex.

    - Misstatement discovered prior to death: The Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or (for a Non-Unisex Policy) sex.

MODIFICATION

    Upon notice to you, we may modify the Policy if such modification:

    - is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject, or

    - is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy, or

    - is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts, or

    - adds, deletes or otherwise changes Sub-Account options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

NONPARTICIPATING

    The Policy does not pay dividends.

PROCEDURE

    You do not need the consent of a Beneficiary or a contingent Owner in order to exercise any of your rights. However, you must give us written notice of the requested action. The request must be filed at our Service Center and must be in written form satisfactory to us. Your request will then, except as otherwise specified in the Policy, be effective as of the date you signed the form, subject to any action taken before it was received by us at our Service Center.

REPORT TO OWNER

    We will send you a report at least once each Policy Year. The report will show current Policy values, Premiums paid, and deductions made since the last report. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

RIGHTS OF BENEFICIARY

    The Beneficiary has no rights in the Policy until the death of the Insured. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Policy Proceeds as they become due.

RIGHTS OF OWNER

    While the Insured is alive, unless you have assigned any of these rights, you may:

    - transfer ownership to a new Owner;

    - name a contingent Owner who will automatically become the Owner of the Policy if you die before the Insured;

    - change or revoke a contingent Owner;

    - change or revoke a Beneficiary;

    - exercise all other rights in the Policy;

    - increase or decrease the Specified Face Amount or APB Rider Face Amount, subject to the provisions of the Policy;

    - change the death benefit option, subject to the provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent Owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent Owner designation.

SPLITTING UNITS

    We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

SUICIDE

    In most states, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to you the Premiums paid, less the amount of any Policy Debt and any Partial Surrenders.

TERMINATION

    The Policy terminates on the earlier of the date we receive your request to surrender, the expiration date of the grace period (see "Account Value -- Grace Period"), the date of death of the Insured, or the date of Maturity.

VOTING RIGHTS

    To the extent required by law, we will vote shares of the Funds held by each Sub-Account in accordance with instructions received from Policy Owners with Account Value allocated to the relevant Sub-Account. Each person having a voting interest will be provided with proxy materials of the relevant Fund together with an appropriate form with which to give us voting instructions. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account who furnish us with voting instructions. We will also vote shares held in the Separate Account that we own and which are not attributable to Policies in the same proportion.

    We will determine the number of votes as to which you have the right to give voting instructions as of the record date established for the relevant Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund in which the assets of the Sub-Account are invested.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as
(1) to cause a change in the subclassification or investment objective of one or more of the Funds; or (2) to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment advisor or principal underwriter initiated by Policy Owners or the Board of Trustees/Directors any of the Funds. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Fund. In the event we disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policy Owners.

    If the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation of the Investment Company Act of 1940 or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, we reserve the right to do so.

                          DISTRIBUTION OF THE POLICIES

    The Policy will be sold by licensed insurance agents in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD") and who have entered into distribution agreements with the Company and the General Distributor, Clarendon Insurance Agency, Inc. ("Clarendon"). Clarendon is a corporation organized under the laws of Delaware, and is a wholly-owned subsidiary of the Company. Clarendon is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the NASD. As such, it serves as the principal underwriter for the Policies. Clarendon is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

    The maximum commission payable by us will be 15% of Premium in the first Policy Year and 9% of Premium in Policy Years two through seven. A maximum commission rate of 0.10% of Account Value in the Sub-Accounts for Policy Years one through seven and 0.20% of Account Value in the Sub-Accounts thereafter may also be paid.

    We may also pay expense allowances, bonuses, and training allowances. Registered representatives who meet specified production levels may qualify, under our sales incentive programs, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise.

                         OTHER CONTRACTUAL ARRANGEMENTS

ADMINISTRATION

    We have entered into a contract with Andesa TPA, Inc. (1605 N. Cedar Crest Blvd., Suite 502, Allentown, Pennsylvania, 18104-2351) under which Andesa TPA, Inc. has agreed to perform certain administrative functions relating to the Policies and the Variable Account. These functions include, among other things, maintaining records of the name, address, taxpayer identification number, Policy number and Account Value of each Policy and other pertinent information necessary for the administration of the Policies. Andesa TPA, Inc. is not an affiliate of the Company.

CUSTODIAN

    We are the custodian of the assets of the Variable Account. We will purchase shares in connection with amounts allocated to the Sub-Accounts in accordance with the instructions of the Owner, redeem shares for the purposes of meeting the contractual obligations of the Variable Account and pay charges relative to the Variable Account. The shares of the Funds purchased by the Variable Account, to the extent represented by separate certificates, will be kept physically segregated and held separate from the assets of our General Account or any other separate account.

REINSURANCE

    We intend to reinsure a portion of the risks assumed under the Policies. You will not have any rights against the reinsurer(s); we remain fully liable for the benefits under the Policy.

                               FEDERAL TAX STATUS

    The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax laws and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of life insurance contracts, and such legislation -- as well as any new judicial or administrative interpretation of federal income tax law-could be applied retroactively. Also, because the Internal Revenue Code of 1986, as amended (the "Code"), is not in force in the Commonwealth of Puerto Rico, some references in this discussion will not apply to Policies issued in Puerto Rico. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY REPRESENTATION OR PROVIDE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY POLICY OR ANY TRANSACTION INVOLVING THE POLICIES.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

    The Company is taxed as a life insurance company under Subchapter L of the Code. Although the operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

    Taxes paid or reserved for by the Company that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which affects your Account Value (see "ACCOUNT VALUE -- Net Investment Factor). Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent that it is applied to increase reserves under the Policy, is not taxable to the Company. Similarly, no significant state or local income taxes are attributable to the earnings of the Variable Account. Therefore, the Company currently does not take any federal, state or local taxes into account when determining the Net Investment Factor. The Company may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, a change in the Company's tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

TAXATION OF POLICY PROCEEDS

    Section 7702 of the Code provides that, if certain tests are met, a life insurance policy will be treated as a life insurance contract for tax purposes. Provided that the Owner has an insurable interest in the Insured, the Company believes that the Policy meets these tests, and hence should receive the same federal income tax treatment as a fixed life insurance contract. As such: (1) the Death Benefit will be eligible for exclusion from the gross income of the Beneficiary under Section 101 of the Code; and (2) the Owner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts, under the Policy until actual receipt thereof. CORPORATE OWNERS, HOWEVER, MIGHT BE SUBJECT TO ALTERNATIVE MINIMUM TAX ON THE ANNUAL INCREASES IN CASH SURRENDER VALUES AND ON THE DEATH BENEFIT.

    To qualify as a life insurance contract under Section 7702 of the Code, the Policy must satisfy certain actuarial requirements. Section 7702 specifies that the required actuarial calculations be based on mortality charges that meet the reasonable mortality charge requirements set forth in the Code, and other charges reasonably expected to be actually paid. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although the Company believes that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called "sub-standard risks") meet the applicable requirements, it cannot offer complete assurance. It is possible that future regulations will contain standards that would require the Company to modify the mortality and other charges used in the calculations, and the Company reserves the right to make any such modifications.

    For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the diversification rules found in Code Section 817 and the regulations promulgated thereunder. The Company believes that the Variable Account complies with the diversification requirements prescribed by Treas. Reg. Section 1.817-5. When these regulations were proposed, the preamble to the regulations stated that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as a life insurance contract for tax purposes if the owner has excessive control over the investments underlying the contract. Although the Company believes that the Owner does not have excessive control over the assets underlying the Policy, it cannot offer complete assurance prior to the issuance of such guidelines, which may have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Policy or the Variable Account) necessary to comply with the guidelines.

    Upon the complete surrender or lapse of a Policy, the amount by which the sum of the Policy's Cash Surrender Value and any unpaid Policy Debt exceeds the Owner's Investment in the Policy (as defined below) is treated as ordinary income subject to tax. Any loss incurred upon surrender generally is not deductible.


    For purposes of the preceding paragraph and the following paragraphs, the term Investment in the Policy means (i) the aggregate amount of any Premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under a Policy which is excluded from gross income of the Owner (other than loan amounts), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract (defined below) to the extent that such amount is included in the gross income of the Owner. The repayment of a Policy loan (or the payment of interest on a loan) does not affect Investment in the Policy.


    The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights you have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a "material change" to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

    The Company has undertaken measures to prevent payment of a Premium from inadvertently causing the Policy to become a Modified Endowment Contract (see "PREMIUM PAYMENTS -- Modified Endowment Contracts"). In general, an Owner should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such transaction would cause the Policy to become a Modified Endowment Contract.

    Provided that a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the Owner's Investment in the Policy and then as a distribution of the Policy's inside buildup, which is subject to tax. (An exception to this general rule occurs in the case that a cash distribution is made in connection with certain reductions in the Death Benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and hence are not included in the gross income of the Owner.

    If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy. Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary. These exceptions likely do not apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract.

    Because there are limits on the deductibility of policy loan interest, an Owner should consult a qualified tax adviser regarding the deducting of any Policy loan interest.

    An Owner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by the Company or another insurance company, except to the extent that the Owner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy's Account Value (which includes unpaid Policy loans) exceeds the Owner's Investment in the Policy.

    A transfer of the Policy, a change in the Owner, a change in the Beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the Owner transfers the Policy or designates a new Owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any Premiums and other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each Owner or Beneficiary.

                 THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS

    The directors and principal officers of the Company are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations). Except as otherwise indicated, the directors and officers of the Company who are associated with Sun Life Assurance Company of Canada and/or its subsidiaries have been associated with Sun Life Assurance Company of Canada for more than five years either in the position shown or in other positions.

JOHN D. MCNEIL, 64, Chairman and Director (1982*)
150 King Street West
Toronto, Ontario, Canada M5H 1J9

    He is Chairman and a Director of Sun Life Assurance Company of Canada and Sun Life Insurance and Annuity Company of New York; a Director of Massachusetts Financial Services Company; Chairman and a Trustee of MFS/Sun Life Series Trust; Chairman and a Member of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account; and a Director of Shell (Canada) Limited and Canadian Pacific, Ltd.

DONALD A. STEWART, 51, President and Director (1996*)
150 King Street West
Toronto, Ontario, Canada M5H 1J9

    He is President and a Director of Sun Life Assurance Company of Canada and Sun Life Insurance and Annuity Company of New York; and a Director of Massachusetts Financial Services Company, Massachusetts Casualty Insurance Company and Sun Life Financial Services Limited.

DAVID D. HORN, 56, Director (1985*)
56 Pinckney Street
Boston, Massachusetts 02114

    He was formerly Senior Vice President and General Manager for the United States of Sun Life Assurance Company of Canada, retiring in December, 1997. He is a Director of Sun Life Insurance and Annuity

---------
* Year elected director

Company of New York; a Trustee of MFS/Sun Life Series Trust; and a Member of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.

ANGUS A. MACNAUGHTON, 66, Director (1985*)
Metro Tower, Suite 1170
950 Tower Lane
Foster City, California 94404

    He is President of Genstar Investment Corporation and a Director of Sun Life Assurance Company of Canada, Sun Life Insurance and Annuity Company of New York, Canadian Pacific, Ltd., Varian Associates, Inc., Diversified Collection Services, Inc., the San Francisco Opera, and Barrick Gold Corporation.

JOHN S. LANE, 63, Director (1991*)
150 King Street West
Toronto, Ontario, Canada M5H 1J9

    He is Senior Vice President, Investments of Sun Life Assurance Company of Canada; and a Director of Sun Life Insurance and Annuity Company of New York.

RICHARD B. BAILEY, 71, Director (1983*)
500 Boylston Street
Boston, Massachusetts 02116

    He is a Director of Sun Life Insurance and Annuity Company of New York and a Director/Trustee of certain Funds in the MFS Family of Funds.

M. COLYER CRUM, 65, Director (1986*)
104 Westcliff Street
Weston, Massachusetts 02193

    He is Professor Emeritus of the Harvard Business School; and a Director of Sun Life Assurance Company of Canada, Sun Life Insurance and Annuity Company of New York, Cambridge Bancorp, Cambridge Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Global Resources Trust, Merrill Lynch U.S. Treasury Money Fund, MuniVest California Insured Fund, Inc., MuniVest Florida Fund, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniYield Florida Insured Fund, MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield Pennsylvania Fund, and Phaeton International/N.V. Prior to July, 1996, he was a Professor at the Harvard Business School.

S. CAESAR RABOY, 61, Senior Vice President and Deputy General Manager and Director (1996*)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181

    He is Senior Vice President and Deputy General Manager for the United States of Sun Life Assurance Company of Canada; Senior Vice President and a Director of Sun Life Insurance and Annuity Company of New York; Vice President and a Director of Sun Life Financial Services Limited; and a Director of Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc.

---------
* Year elected director

JAMES M.A. ANDERSON, 48, Vice President, Investments (1998)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181

    He is Vice President, Investments, of Sun Life Assurance Company of Canada and Sun Life Insurance and Annuity Company of New York; President and a Director of Sun Capital Advisers, Inc.; Vice President and a Director of Sun Life of Canada (U.S.) Holdings, Inc., Sun Life of Canada (U.S.) Financial Services Holdings, Inc., and Sun Canada Financial Co.; Vice President, Investments, and a Director of Sun Life of Canada (U.S.) Distributors, Inc; and a Director of Massachusetts Casualty Insurance Company, New London Trust, F.S.B., and Sun Benefit Services Company, Inc.

ROBERT A. BONNER, 53, Vice President, Individual Insurance (1986)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181

    He is Vice President, Individual Insurance for the United States of Sun Life Assurance Company of Canada.

C. JAMES PRIEUR, 47, Senior Vice President, General Manager and Director (1998*) One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181

    He is Senior Vice President and General Manager for the United States of Sun Life Assurance Company of Canada; Senior Vice President and a Director of Sun Life Insurance and Annuity Company of New York; Chairman and a Director of Sun Life of Canada (U.S.) Distributors, Inc. and Sun Capital Advisers, Inc.; President and a Director of Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada -- U.S. Operations Holdings, Inc., Sun Life of Canada (U.S.) Financial Services Holdings, Inc., Sun Canada Financial Co., Sun Life of Canada (U.S.) SPE 97-1, Inc., and Sun Benefit Services Company; and a Director of Clarendon Insurance Agency, Inc. and Massachusetts Casualty Insurance Company.

L. BROCK THOMSON, 56, Vice President and Treasurer (1974)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181

    He is Vice President, Portfolio Management for the United States of Sun Life Assurance Company of Canada; Vice President and Treasurer of Sun Life of Canada (U.S.) Distributors, Inc., Sun Benefit Services Company, Inc., Sun Life Insurance and Annuity Company of New York, and Clarendon Insurance Agency, Inc.; and Assistant Treasurer of Massachusetts Casualty Insurance Company.

ROBERT P. VROLYK, 44, Vice President and Actuary (1986)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181

    He is Vice President, Finance of Sun Life Assurance Company of Canada; Vice President, Controller and Actuary of Sun Life Insurance and Annuity Company of New York; Vice President and a Director of Sun Life of Canada (U.S.) Holdings, Inc., Sun Canada Financial Co., Sun Life of Canada (U.S.) Distributors, Inc., Sun Life of Canada (U.S.) Financial Services Holdings, Inc., and Sun Life Assurance Company of Canada -- U.S. Operations Holdings, Inc.; Vice President, Treasurer and a Director of Sun Capital Advisers, Inc.; Treasurer and a Director of Sun Life of Canada (U.S.) SPE 97-1, Inc.; and a Director of Clarendon Insurance Agency, Inc. and Sun Benefit Services Company, Inc.

---------
* Year elected director

MARGARET SEARS MEAD, 47, Assistant Vice President and Secretary (1996) One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181

    She is Assistant Vice President and Counsel for the United States of Sun Life Assurance Company of Canada; Assistant Vice President and Secretary of Sun Life Insurance and Annuity Company of New York; Secretary of Sun Life of Canada (U.S.) Holdings, Inc., Sun Life of Canada (U.S.) Distributors, Inc., Sun Life of Canada (U.S.) Financial Services Holdings, Inc., Sun Life Assurance Company of Canada -- U.S. Operations Holdings, Inc., Sun Life of Canada (U.S.) SPE 97-1, Inc., Sun Canada Financial Co., Sun Capital Advisers, Inc., and Sun Benefit Services Company, Inc.; and Assistant Secretary of Clarendon Insurance Agency, Inc.

    The directors, officers and employees of the Company are covered under a commercial blanket bond and a liability policy. The directors, officers and employees of Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. are covered under a fidelity bond and errors and omissions policy.

    No shares of the Company are owned by any executive officer or director. The Company is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. and an indirect subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Ontario, Canada M5H 1J9.

                                STATE REGULATION

    The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

    The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

    In addition, many states regulate affiliated groups of insurers, such as the Company, its parent and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved.

    Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

    Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance and pension rates and benefits.

                               LEGAL PROCEEDINGS

    There are no pending legal proceedings affecting the Variable Account. The Company and its subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to their respective total assets or material with respect to the Variable Account.

                                    EXPERTS

    Actuarial matters concerning the policy have been examined by John E. Coleman, FSA, MAAA, Product Officer for Corporate Markets of Sun Life Assurance Company of Canada, as stated in his opinion filed as an exhibit to the registration statement.

                                  ACCOUNTANTS

    The financial statements of the Variable Account as of December 31, 1997 and 1996 and for the period then ended and the statutory financial statements of the Company as of December 31, 1997 and 1996, and for the years ended December 31, 1997, 1996 and 1995 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                            REGISTRATION STATEMENTS

    A registration statement has been filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 as amended, with respect to the Policies offered by this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement, to all of which reference is hereby made for further information concerning the Variable Account, the Company, MFS/Sun Life Series Trust, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Neuberger&Berman Advisers Management Trust, J.P. Morgan Series Trust II, Templeton Variable Products Series Fund, Dreyfus Variable Investment Fund, T. Rowe Price Equity Series and the Policy. Statements found in this Prospectus as to the terms of the Policies and other legal instruments are summaries, and reference is made to such instruments as filed.


                              YEAR 2000 COMPLIANCE



    The Company's business, financial condition, and results of operations could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999. However, the Company has investigated the nature and extent of the work necessary to render its computer systems capable of processing beyond the turn of the century ("Year 2000 compliant"), and has made substantial progress toward achieving this goal, including upgrading and/or replacing existing systems. The Company expects that its principal systems will be Year 2000 compliant by the end of 1998, leaving 1999 for extensive testing. While it is believed that these efforts do involve substantial costs, the Company closely monitors associated costs and continues to evaluate associated risks based on actual testing. Based on available information, the Company believes that it will be able to manage its total Year 2000 transition without a material adverse effect on its business operations, financial condition, or results of operations.


                              FINANCIAL STATEMENTS

    The financial statements of the Company which are included in this Prospectus, should be considered only as bearing on the ability of the Company to meet its obligations with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the shares of the MFS Series Fund, VIP, VIP II, AMT, JPM, TVPSF, Dreyfus, and T. Rowe Price held in the Sub-Accounts of the Variable Account. The Variable Account value of the interests of Owners and Beneficiaries under the Policies is affected primarily by the investment results of those funds.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

STATEMENT OF CONDITION-- December 31, 1997

ASSETS:
   Investments in MFS/Sun Life Series Trust:                                                      Shares       Cost       Value
                                                                                                ----------  ----------  ----------
    Capital Appreciation Series ("CAS").......................................................      --      $   --      $   --
    Emerging Growth Series ("EGS")............................................................         157       2,566       2,823
    Government Securities Series ("GSS")......................................................      11,986     155,804     156,303
    Total Return Series ("TRS")...............................................................      --          --          --
    World Growth Series ("WGO")...............................................................      14,050     195,302     206,258
  Investments in Fidelity Variable Insurance Products Fund:
    Equity Income Protfolio ("FEI")...........................................................         531      11,825      12,904
    Growth Portfolio ("FGP")..................................................................       6,650     245,181     246,710
    High Income Portfolio ("FHI").............................................................      --          --          --
    Money Market Portfolio ("FMM")............................................................     105,701     105,701     105,701
  Investments in Fidelity Variable Insurance Products Fund II:
    Contrafund Portfolio ("FCN")..............................................................         327       5,911       6,519
    Index 500 Portfolio ("FIP")...............................................................       8,550     875,071     978,008
  Investments in Neuberger & Berman Advisers Management Trust:
    Limited Maturity Bond Portfolio ("NLM")...................................................         188       2,566       2,656
    Partners Portfolio ("NPP")................................................................       5,998     122,590     123,550
  Investments in JPM Series Trust II:
    Bond Portfolio ("JBP")....................................................................       8,788      99,309      99,214
    Equity Portfolio ("JEP")..................................................................      --          --          --
    Small Company Portfolio ("JSC")...........................................................      --          --          --
  Investments in Templeton Variable Products Series Fund:
    Templeton Stock Fund ("TSF")..............................................................       3,442      80,591      79,825
                                                                                                            ----------  ----------
        Net Assets:...........................................................................              $1,902,417  $2,020,471
                                                                                                            ----------  ----------
                                                                                                            ----------  ----------

NET ASSETS:
                                                                        Unit
                                                             Units     Value      Value
                                                           ---------  --------  ----------
    CAS..................................................     --      $ 9.9283  $   --
    EGS..................................................        257   11.0026       2,823
    GSS..................................................     14,789   10.5688     156,303
    TRS..................................................     --       10.4715      --
    WGO..................................................     19,525   10.5640     206,258
    FEI..................................................      1,182   10.9124      12,904
    FGP..................................................     24,099   10.2373     246,710
    FHI..................................................     --       10.6343      --
    FCN..................................................        591   11.0288       6,519
    FIP..................................................     84,660   11.5522     978,008
    NLM..................................................        257   10.3519       2,656
    NPP..................................................     11,653   10.6022     123,550
    JBP..................................................      9,348   10.6129      99,214
    JEP..................................................     --       10.2235      --
    JSC..................................................     --       10.9171      --
    TSF..................................................      8,289    9.6304      79,825
                                                                                ----------
        Net Assets Applicable to Contract Owners.........                        1,914,770
                                                                                ----------
    Net Assets Applicable to Sponsor (FMM)...............     10,000   10.5701     105,701
                                                                                ----------
         TOTAL NET ASSETS................................                       $2,020,471
                                                                                ----------
                                                                                ----------

                       See notes to financial statements

                                   Continued

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

STATEMENT OF OPERATIONS-- Year Ended December 31, 1997

                                                                  CAS           EGS           GSS           TRS           WGO
                                                              Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                                              -----------   -----------   -----------   -----------   -----------
NET INVESTMENT INCOME:
  Dividend income and capital gain distributions received...    $--           $--           $--           $--           $--
                                                              -----------   -----------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES):
  Realized gains (losses) on investment transactions:
    Proceeds from sales.....................................    $--           $   56        $   58        $--           $ 5,033
    Costs of investments sold...............................     --               50            56         --             4,730
                                                              -----------   -----------   -----------   -----------   -----------
      Net realized gains (losses)...........................    $--           $    6        $    2        $--           $   303
                                                              -----------   -----------   -----------   -----------   -----------
  Net unrealized appreciation (depreciation) on investments:
    End of year.............................................    $--           $  257        $  499        $--           $10,956
    Beginning of year.......................................     --            --            --            --            --
                                                              -----------   -----------   -----------   -----------   -----------
      Change in unrealized appreciation (depreciation)......    $--           $  257        $  499        $--           $10,956
                                                              -----------   -----------   -----------   -----------   -----------
        Realized and unrealized gains (losses)..............    $--           $  263        $  501        $--           $11,259
                                                              -----------   -----------   -----------   -----------   -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS...........    $--           $  263        $  501        $--           $11,259
                                                              -----------   -----------   -----------   -----------   -----------
                                                              -----------   -----------   -----------   -----------   -----------

                                                                  FEI           FGP          FHI          FMM           FCN
                                                              Sub-Account   Sub-Account   Sub-Account Sub-Account   Sub-Account
                                                              -----------   -----------   ---------   -----------   -----------
NET INVESTMENT INCOME:
  Dividend income and capital gain distributions received...    $--           $--           $--        $  8,584       $--
                                                              -----------   -----------   ---------   -----------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES):
  Realized gains (losses) on investment transactions:
    Proceeds from sales.....................................    $  219        $   10        $--        $615,415       $   114
    Costs of investments sold...............................       207            10        --          615,415           106
                                                              -----------   -----------   ---------   -----------   -----------
      Net realized gains (losses)...........................    $   12        $--           $--        $ --           $     8
                                                              -----------   -----------   ---------   -----------   -----------
  Net unrealized appreciation (depreciation) on investments:
    End of year.............................................    $1,079        $1,529        $--        $ --           $   608
    Beginning of year.......................................     --            --           --           --            --
                                                              -----------   -----------   ---------   -----------   -----------
      Change in unrealized appreciation (depreciation)......    $1,079        $1,529        $--        $ --           $   608
                                                              -----------   -----------   ---------   -----------   -----------
        Realized and unrealized gains (losses)..............    $1,091        $1,529        $--        $ --           $   616
                                                              -----------   -----------   ---------   -----------   -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS...........    $1,091        $1,529        $--        $  8,584       $   616
                                                              -----------   -----------   ---------   -----------   -----------
                                                              -----------   -----------   ---------   -----------   -----------

                                   Continued

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

                                                                  FIP           NLM           NPP           JBP           JEP
                                                              Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                                              -----------   -----------   -----------   -----------   -----------
NET INVESTMENT INCOME:
  Dividend income and capital gain distributions received...   $ --            $--          $--           $1,837       $ --
                                                              -----------   -----------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES):
  Realized gains (losses) on investment transactions:
    Proceeds from sales.....................................   $ 21,118        $  51        $     5       $1,138       $ --
    Costs of investments sold...............................     19,092           50              5        1,094         --
                                                              -----------   -----------   -----------   -----------   -----------
      Net realized gains (losses)...........................   $  2,026        $   1        $--           $   44       $ --
                                                              -----------   -----------   -----------   -----------   -----------
  Net unrealized appreciation (depreciation) on investments:
    End of year.............................................   $102,937        $  90        $   960       $  (95)      $ --
    Beginning of year.......................................     --            --            --            --            --
                                                              -----------   -----------   -----------   -----------   -----------
      Change in unrealized appreciation (depreciation)......   $102,937        $  90        $   960       $  (95)      $ --
                                                              -----------   -----------   -----------   -----------   -----------
        Realized and unrealized gains (losses)..............   $104,963        $  91        $   960       $  (51)      $ --
                                                              -----------   -----------   -----------   -----------   -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS...........   $104,963        $  91        $   960       $1,786       $ --
                                                              -----------   -----------   -----------   -----------   -----------
                                                              -----------   -----------   -----------   -----------   -----------

                                                                  JCS            TSF
                                                              Sub-Account    Sub-Account        Total
                                                              -----------   -------------   -------------
NET INVESTMENT INCOME:
  Dividend income and capital gain distributions received...     $--           $--            $ 10,421
REALIZED AND UNREALIZED GAINS (LOSSES):
  Realized gains (losses) on investment transactions:
    Proceeds from sales.....................................     $--           $   321         643,538
    Costs of investments sold...............................     --                323         641,138
                                                              -----------   -------------   -------------
        Net realized gains (losses).........................     $--           $    (2)       $  2,400
                                                              -----------   -------------   -------------
  Net unrealized appreciation (depreciation) on investments:
    End of year.............................................     $--           $  (766)        118,054
    Beginning of year.......................................     --             --              --
                                                              -----------   -------------   -------------
      Change in unrealized appreciation (depreciation)......     $--           $  (766)       $118,054
                                                              -----------   -------------   -------------
        Realized and unrealized gains (losses)..............     $--           $  (768)       $120,454
                                                              -----------   -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS...........     $--           $  (768)       $130,875
                                                              -----------   -------------   -------------
                                                              -----------   -------------   -------------

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  CAS            EGS             GSS            TRS
                                                              Sub-Account    Sub-Account     Sub-Account    Sub-Account
                                                              ------------  -------------  ---------------  ------------
                                                              Period Ended  Period Ended    Period Ended    Period Ended
                                                              December 31,  December 31,    December 31,    December 31,
                                                              ------------  -------------  ---------------  ------------
                                                              1997   1996    1997   1996     1997    1996   1997   1996
                                                              -----  -----  ------  -----  --------  -----  -----  -----
OPERATIONS:
  Net investment income.....................................  $--    $--    $ --    $--    $  --     $--    $--    $--
  Net realized gains........................................   --     --         6   --           2   --     --     --
  Net unrealized gains (losses).............................   --     --       257   --         499   --     --     --
                                                              -----  -----  ------  -----  --------  -----  -----  -----
      Increase (decrease) in net assets from operations.....  $--    $--    $  263  $--    $    501  $--    $--    $--
                                                              -----  -----  ------  -----  --------  -----  -----  -----
CONTRACT OWNER TRANSACTIONS:
  Premium payments Received.................................  $--    $--    $2,617  $--    $  2,618  $--    $--    $--
  Transfers between Sub-Accounts............................   --     --      --     --     153,244   --     --     --
  Policy and contract deductions............................   --     --       (57)  --         (60)  --     --     --
                                                              -----  -----  ------  -----  --------  -----  -----  -----
    Increase (decrease) in net assets from contract owner
     transactions...........................................  $--    $--    $2,560  $--    $155,802  $--    $--    $--
                                                              -----  -----  ------  -----  --------  -----  -----  -----
      Increase (decrease) in net assets.....................  $--    $--    $2,823  $--    $156,303  $--    $--    $--
NET ASSETS:
  Beginning of period.......................................   --     --      --     --       --      --     --     --
                                                              -----  -----  ------  -----  --------  -----  -----  -----
  End of period.............................................  $--    $--    $2,823  $--    $156,303  $--    $--    $--
                                                              -----  -----  ------  -----  --------  -----  -----  -----
                                                              -----  -----  ------  -----  --------  -----  -----  -----

                       See notes to financial statements

                                   Continued

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

                                                                      WGO               FEI              FGP            FHI
                                                                  Sub-Account       Sub-Account      Sub-Account    Sub-Account
                                                              -------------------  --------------  ---------------  ------------
                                                                 Period Ended       Period Ended    Period Ended    Period Ended
                                                                 December 31,       December 31,    December 31,    December 31,
                                                              -------------------  --------------  ---------------  ------------
                                                                1997      1996      1997    1996     1997    1996   1997   1996
                                                              --------  ---------  -------  -----  --------  -----  -----  -----
OPERATIONS:
  Net investment income.....................................  $  --     $  --      $ --     $--    $  --     $--    $--    $--
  Net realized gains........................................       303     --           12   --       --      --     --     --
  Net unrealized gains (losses).............................    10,956     --        1,079   --       1,529   --     --     --
                                                              --------  ---------  -------  -----  --------  -----  -----  -----
      Increase (decrease) in net assets from operations.....  $ 11,259  $  --      $ 1,091  $--    $  1,529  $--    $--    $--
                                                              --------  ---------  -------  -----  --------  -----  -----  -----
CONTRACT OWNER TRANSACTIONS:
  Premium payments Received.................................  $200,129  $  --      $12,040  $--    $  --     $--    $--    $--
  Transfers between Sub-Accounts............................     --        --        --      --     245,191   --     --     --
  Policy and contract deductions............................    (5,130)    --         (227)  --         (10)  --     --     --
                                                              --------  ---------  -------  -----  --------  -----  -----  -----
    Increase (decrease) in net assets from contract owner
     transactions...........................................  $194,999  $  --      $11,813  $--    $245,181  $--    $--    $--
                                                              --------  ---------  -------  -----  --------  -----  -----  -----
      Increase (decrease) in net assets.....................  $206,258  $  --      $12,904  $--    $246,710  $--    $--    $--
NET ASSETS:
  Beginning of period.......................................     --        --        --      --       --      --     --     --
                                                              --------  ---------  -------  -----  --------  -----  -----  -----
  End of period.............................................  $206,258  $  --      $12,904  $--    $246,710  $--    $--    $--
                                                              --------  ---------  -------  -----  --------  -----  -----  -----
                                                              --------  ---------  -------  -----  --------  -----  -----  -----

                       See notes to financial statements

                                   Continued

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

                                                                    FMM             FCN             FIP             NLM
                                                                Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                                              ---------------  -------------  ---------------  -------------
                                                               Period Ended    Period Ended    Period Ended    Period Ended
                                                               December 31,    December 31,    December 31,    December 31,
                                                              ---------------  -------------  ---------------  -------------
                                                                1997    1996    1997   1996     1997    1996    1997   1996
                                                              --------  -----  ------  -----  --------  -----  ------  -----
OPERATIONS:
  Net investment income.....................................  $  8,584  $--    $ --    $--    $  --     $--    $ --    $--
  Net realized gains........................................     --      --         8   --       2,026   --         1   --
  Net unrealized gains (losses).............................     --      --       608   --     102,937   --        90   --
                                                              --------  -----  ------  -----  --------  -----  ------  -----
      Increase (decrease) in net assets from operations.....  $  8,584  $--    $  616  $--    $104,963  $--    $   91   --
                                                              --------  -----  ------  -----  --------  -----  ------  -----
CONTRACT OWNER TRANSACTIONS:
  Premium payments Received.................................  $612,754  $--    $6,022  $--    $897,270  $--    $2,617  $--
  Transfers between Sub-Accounts............................  (612,977)  --      --     --       --      --      --     --
  Policy and contract deductions............................    (2,776)  --      (119)  --     (24,225)  --       (52)  --
                                                              --------  -----  ------  -----  --------  -----  ------  -----
    Increase (decrease) in net assets from contract owner
     transactions...........................................  $ (2,999) $--    $5,903  $--    $873,045  $--    $2,565  $--
                                                              --------  -----  ------  -----  --------  -----  ------  -----
      Increase (decrease) in net assets.....................  $  5,585  $--    $6,519  $--    $978,008  $--    $2,656  $--
NET ASSETS:
  Beginning of period.......................................   100,116   --      --     --       --      --      --     --
                                                              --------  -----  ------  -----  --------  -----  ------  -----
  End of period.............................................  $105,701  $--    $6,519  $--    $978,008  $--    $2,656  $--
                                                              --------  -----  ------  -----  --------  -----  ------  -----
                                                              --------  -----  ------  -----  --------  -----  ------  -----

                       See notes to financial statements

                                   Continued

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

                                                                    NPP             JBP            JEP           JSC
                                                                Sub-Account     Sub-Account    Sub-Account   Sub-Account
                                                              ---------------  --------------  ------------  ------------
                                                               Period Ended     Period Ended   Period Ended  Period Ended
                                                               December 31,     December 31,   December 31,  December 31,
                                                              ---------------  --------------  ------------  ------------
                                                                1997    1996    1997    1996   1997   1996   1997   1996
                                                              --------  -----  -------  -----  -----  -----  -----  -----
OPERATIONS:
  Net investment income.....................................  $  --     $--    $ 1,837  $--    $--    $--    $--    $--
  Net realized gains........................................     --      --         44   --     --     --     --     --
  Net unrealized gains (losses).............................       960   --        (95)  --     --     --     --     --
                                                              --------  -----  -------  -----  -----  -----  -----  -----
      Increase (decrease) in net assets from operations.....  $    960  $--    $ 1,786  $--    $--    $--    $--    $--
                                                              --------  -----  -------  -----  -----  -----  -----  -----
CONTRACT OWNER TRANSACTIONS:
  Premium payments Received.................................  $  --     $--    $68,356  $--    $--    $--    $--    $--
  Transfers between Sub-Accounts............................   122,595   --     30,649   --     --     --     --     --
  Policy and contract deductions............................        (5)  --     (1,577)  --     --     --     --     --
                                                              --------  -----  -------  -----  -----  -----  -----  -----
    Increase (decrease) in net assets from contract owner
     transactions...........................................  $122,590  $--    $97,428  $--    $--    $--    $--    $--
                                                              --------  -----  -------  -----  -----  -----  -----  -----
      Increase (decrease) in net assets.....................  $123,550  $--    $99,214  $--    $--    $--    $--    $--
  NET ASSETS:
  Beginning of period.......................................     --      --      --      --     --     --     --     --
                                                              --------  -----  -------  -----  -----  -----  -----  -----
  End of period.............................................  $123,550  $--    $99,214  $--    $--    $--    $--    $--
                                                              --------  -----  -------  -----  -----  -----  -----  -----
                                                              --------  -----  -------  -----  -----  -----  -----  -----

                       See notes to financial statements

                                   Continued

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

                                                                   TSF
                                                               Sub-Account           Total
                                                              --------------  --------------------
                                                               Period Ended       Period Ended
                                                               December 31,       December 31,
                                                              --------------  --------------------
                                                               1997    1996      1997       1996
                                                              -------  -----  ----------  --------
OPERATIONS:
  Net investment income.....................................  $ --     $--    $   10,421  $  --
  Net realized gains........................................       (2)  --         2,400     --
  Net unrealized gains (losses).............................     (766)  --       118,054     --
                                                              -------  -----  ----------  --------
    Increase (decrease) in net assets from operations.......  $  (768) $--    $  130,875     --
                                                              -------  -----  ----------  --------
CONTRACT OWNER TRANSACTIONS:
  Premium payments Received.................................  $19,632  $--    $1,824,055  $  --
  Transfers between Sub-Accounts............................   61,298   --        --         --
  Policy and contract deductions............................     (337)  --       (34,575)    --
                                                              -------  -----  ----------  --------
    Increase (decrease) in net assets from contract owner
     transactions...........................................  $80,593  $--    $1,789,480  $  --
                                                              -------  -----  ----------  --------
      Increase (decrease) in net assets.....................  $79,825  $--    $1,920,355  $  --
NET ASSETS:
  Beginning of period.......................................    --      --       100,116     --
                                                              -------  -----  ----------  --------
  End of period.............................................  $79,825  $--    $2,020,471  $100,116
                                                              -------  -----  ----------  --------
                                                              -------  -----  ----------  --------

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

Sun Life of Canada (U.S.) Variable Account G (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.), the Sponsor, was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of one of the following mutual funds: MFS/Sun Life Series Trust, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Neuberger & Berman Advisers Management Trust, J.P. Morgan Series Trust II and Templeton Variable Products Series Fund.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS

Investments in shares of an investment portfolio of the mutual funds are recorded at their net asset value. Realized gains and losses on sales of shares are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately; the Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not subject to tax.

(3) CONTRACT CHARGES

The Sponsor deducts expense charges applied to premium consisting of the premium tax, the DAC tax and the sales load. The premium tax varies by state but in general will range from 2% to 4% of premium in most states (Kentucky charges 7%). The DAC tax is 1.25% of premium. The sales load is 8.75% of premium up to target premium and 2.25% of premium in excess of target premium. A portion of the sales load is refunded for surrenders in the first three policy years.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

The Sponsor deducts certain charges from the account value of each contract, through the cancellation of units, on a monthly basis. A monthly expense charge of $13.75 per policy at the beginning of each month during the first policy year and $7.50 for months thereafter is deducted to recover certain administration expenses. The Sponsor also deducts a charge at the end of each policy month for providing life insurance protection. This charge will be based upon the Sponsor's expectations of future mortality, persistency, interest rates, expenses and taxes. However, the maximum rates for the base death benefit for insureds that are not rated substandard risks will not exceed those based on the 1980 CSO Mortality Tables, and the maximum rates for the APB rider death benefit for similar insureds will not exceed those based on 125% of the 1980 CSO Mortality Tables.

The Sponsor deducts certain charges from the account value of each contract, through the cancellation of units, at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The daily deduction is currently .0020471% (which is equivalent to an annual rate of .75%) for policies in their first ten policy years and .0009572% (which is equivalent to an annual rate of .35%) for policies in policy years eleven and beyond.

(4) UNIT ACTIVITY

                                                                        Units Transferred
                                                                             Between          Units Canceled
                                 Units Outstanding                         Sub-Accounts        for Contract      Units Outstanding
                                 Beginning of Year    Units Purchased   and Fixed Account        Charges            End of Year
                                --------------------  ----------------  ------------------  ------------------  --------------------
                                     Year Ended          Year Ended         Year Ended          Year Ended           Year Ended
                                      Dec. 31,            Dec. 31,           Dec. 31,            Dec. 31,             Dec. 31,
                                --------------------  ----------------  ------------------  ------------------  --------------------
                                  1997       1996      1997     1996      1997      1996      1997      1996      1997       1996
                                ---------  ---------  -------  -------  --------  --------  --------  --------  ---------  ---------
CAS  Sub-Account..............     --         --        --       --        --        --        --        --        --         --
EGS  Sub-Account..............     --         --          262    --        --        --           (5)    --           257     --
GSS  Sub-Account..............     --         --          262    --       14,533     --           (6)    --        14,789     --
TRS  Sub-Account..............     --         --        --       --        --        --        --        --        --         --
WGO  Sub-Account..............     --         --       20,007    --        --        --         (482)    --        19,525     --
FEI  Sub-Account..............     --         --        1,204    --        --        --          (22)    --         1,182     --
FGP  Sub-Account..............     --         --        --       --       24,100     --           (1)    --        24,099     --
FHI  Sub-Account..............     --         --        --       --        --        --        --        --        --         --
FMM  Sub-Account..............     --         --       58,312    --      (58,312)    --        --        --        --         --
FCN  Sub-Account..............     --         --          602    --        --        --          (11)    --           591     --
FIP  Sub-Account..............     --         --       86,851    --        --        --       (2,191)    --        84,660     --
NLM  Sub-Account..............     --         --          262    --        --        --           (5)    --           257     --
NPP  Sub-Account..............     --         --        --       --       11,654     --           (1)    --        11,653     --
JBP  Sub-Account..............     --         --        6,603    --        2,896     --         (151)    --         9,348     --
JEP  Sub-Account..............     --         --        --       --        --        --        --        --        --         --
JSC  Sub-Account..............     --         --        --       --        --        --        --        --        --         --
TSF  Sub-Account..............     --         --        1,963    --        6,360     --          (34)    --         8,289     --
  Unit Activity
   Applicable to Contract
   Owners.....................     --         --      176,328    --        1,231     --       (2,909)    --       174,650     --
     -------------------------  ---------  ---------  -------  -------  --------  --------  --------  --------  ---------  ---------
  Unit Activity from
   Sponsor Transactions.......     10,000     --        --      10,000     --        --        --        --        10,000     10,000
     -------------------------  ---------  ---------  -------  -------  --------  --------  --------  --------  ---------  ---------
  Total Unit Activity.........     10,000     --      176,328   10,000     1,231     --       (2,909)    --       184,650     10,000

INDEPENDENT AUDITORS' REPORT

To the Contract Owners participating in Sun Life of Canada (U.S.) Variable Account G and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statement of condition of Sun Life of Canada (U.S.) Variable Account G (the "Variable Account") as of December 31, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for the year ended December 31, 1997 and the period from December 23, 1996 (date of deposit) through December 31, 1996. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Sun Life of Canada (U.S.) Variable Account G at December 31, 1997, the results of its operations and the changes in its net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS
DECEMBER 31, 1997 AND 1996 (IN 000'S)

                                                                                   1997            1996
                                                                              --------------  --------------
ADMITTED ASSETS
    Bonds                                                                     $    1,910,699  $    2,170,103
    Common stocks                                                                    117,229         144,043
    Mortgage loans on real estate                                                    684,035         938,932
    Properties acquired in satisfaction of debt                                       22,475          23,391
    Investment real estate                                                            78,426          76,995
    Policy loans                                                                      40,348          40,554
    Cash and short-term investments                                                  544,418         148,059
    Other invested assets                                                             55,716          51,378
    Premiums and annuity considerations due and uncollected                            9,203          11,282
    Investment income due and accrued                                                 39,279          68,191
    Receivable from parent, subsidiaries and affiliates                               28,825          40,829
    Funds withheld on reinsurance assumed                                            982,653         878,798
    Other assets                                                                       1,841           1,343
                                                                              --------------  --------------
    General account assets                                                         4,515,147       4,593,898
    Separate account assets
      Unitized                                                                     9,068,021       6,919,219
      Non-unitized                                                                 2,343,877       2,108,835
                                                                              --------------  --------------
    Total Admitted Assets                                                     $   15,927,045  $   13,621,952
                                                                              --------------  --------------
                                                                              --------------  --------------
LIABILITIES
    Aggregate reserve for life policies and contracts                         $    2,188,243  $    2,099,980
    Supplementary contracts                                                            2,247           2,205
    Policy and contract claims                                                         2,460           2,108
    Policyholders' dividends and coupons payable                                      32,500          27,500
    Liability for premium and other deposit funds                                  1,450,705       1,898,309
    Surrender values on cancelled policies                                               215              72
    Interest maintenance reserve                                                      33,830          28,675
    Commissions to agents due or accrued                                               2,826           3,245
    General expenses due or accrued                                                    7,202           4,654
    Transfers from Separate Accounts due or accrued                                 (284,078)       (232,743)
    Taxes, licenses and fees accrued, excluding federal income taxes                     105             342
    Federal income taxes due or accrued                                               58,073          49,479
    Unearned investment income                                                            34              19
    Amounts withheld or retained by company as agent or trustee                           47              27
    Remittances and items not allocated                                                1,363           1,359
    Borrowed money                                                                   110,142          58,000
    Asset valuation reserve                                                           47,605          53,911
    Payable for securities                                                            27,104          22,177
    Other liabilities                                                                  1,959           7,561
                                                                              --------------  --------------
    General account liabilities                                                    3,682,582       4,026,880
    Separate account liabilities
      Unitized                                                                     9,067,891       6,919,094
      Non-unitized                                                                 2,343,877       2,108,835
                                                                              --------------  --------------
    Total liabilities                                                             15,094,350      13,054,809
                                                                              --------------  --------------
CAPITAL STOCK AND SURPLUS
    Capital stock par value $1,000; Authorized, 10,000 shares;
       issued and outstanding, 5,900 shares                                            5,900           5,900
                                                                              --------------  --------------
    Surplus notes                                                                    565,000         315,000
    Gross paid in and contributed surplus                                            199,355         199,355
    Unassigned funds                                                                  62,440          46,888
                                                                              --------------  --------------
    Surplus                                                                          826,795         561,243
                                                                              --------------  --------------
    Total capital stock and surplus                                                  832,695         567,143
                                                                              --------------  --------------
    Total Liabilities, Capital Stock and Surplus                              $   15,927,045  $   13,621,952
                                                                              --------------  --------------
                                                                              --------------  --------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN 000'S)

                                                                      1997        1996        1995
                                                                   ----------  ----------  ----------
INCOME:
    Premiums and annuity considerations                            $  270,700  $  282,466  $  279,407
    Deposit-type funds                                              2,155,298   1,775,230   1,545,542
    Considerations for supplementary contracts without life
     contingencies and dividend accumulations                           1,615       2,340       1,088
    Net investment income                                             270,249     303,753     312,872
    Amortization of interest maintenance reserve                        1,166       1,557       1,025
    Net gain from operations from Separate Accounts                         5          --          --
    Other income                                                       86,123      71,903      57,864
                                                                   ----------  ----------  ----------
    Total                                                           2,785,156   2,437,249   2,197,798
                                                                   ----------  ----------  ----------
BENEFITS AND EXPENSES:
    Death benefits                                                     17,284      12,394      15,317
    Annuity benefits                                                  148,135     146,654     140,497
    Surrender benefits and other fund withdrawals                   1,854,004   1,507,263   1,074,396
    Interest on policy or contract funds                                  699       2,205         739
    Payments on supplementary contracts without life
     contingencies and of dividend accumulations                        1,687       2,120       1,888
    Increase in aggregate reserves for life and accident and
     health policies and contracts                                    127,278     162,678     171,975
    Increase (decrease) in liability for premium and other
     deposit funds                                                   (447,603)   (392,348)     13,553
    Increase (decrease) in reserve for supplementary contracts without life contingencies and for dividend and coupon
     accumulations                                                         42         327        (663)
                                                                   ----------  ----------  ----------
    Total                                                           1,701,526   1,441,293   1,417,702
    Commissions on premiums and annuity considerations (direct
     business only)                                                   132,700     109,894      88,037
    Commissions and expense allowances on reinsurance assumed          17,951      18,910      22,012
    General insurance expenses                                         47,102      37,206      34,580
    Insurance taxes, licenses and fees, excluding federal income
     taxes                                                              7,790       8,431       7,685
    Increase (decrease) in loading on and cost of collection in
     excess of loading on deferred and uncollected premiums               523         901      (1,377)
    Net transfers to separate accounts                                734,373     678,663     551,784
                                                                   ----------  ----------  ----------
    Total                                                           2,641,965   2,295,298   2,120,423
                                                                   ----------  ----------  ----------
    Net gain from operations before dividends to policyholders
     and federal income taxes                                         143,191     141,951      77,375
    Dividends to policyholders                                         33,316      29,189      25,722
                                                                   ----------  ----------  ----------
    Net gain from operations after dividends to policyholders and
     before federal income taxes                                      109,875     112,762      51,653
    Federal income tax expense (benefit) (excluding tax on
     capital gains)                                                    10,742      (2,702)     17,807
                                                                   ----------  ----------  ----------
    Net gain from operations after dividends to policyholders and
     federal income taxes and before realized capital gains            99,133     115,464      33,846
    Net realized capital gains less capital gains tax and
     transfers to the interest maintenance reserve                     30,109       7,560       2,069
                                                                   ----------  ----------  ----------
NET INCOME                                                         $  129,242  $  123,024  $   35,915
                                                                   ----------  ----------  ----------
                                                                   ----------  ----------  ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN 000'S)

                                                               1997        1996        1995
                                                            ----------  ----------  ----------
Capital and surplus, beginning of year                      $  567,143  $  792,452  $  455,489
                                                            ----------  ----------  ----------
Net income                                                     129,242     123,024      35,915
Change in net unrealized capital gains                           1,153      (1,715)      2,009
Change in non-admitted assets and related items                   (463)         67      (2,270)
Change in reserve on account of change in valuation basis       39,016          --          --
Change in asset valuation reserve                                6,306     (11,812)    (13,690)
Other changes in surplus in Separate Accounts Statement             --         100      (4,038)
Change in surplus notes                                        250,000    (335,000)    315,000
Dividends to stockholder                                      (159,722)         --          --
Miscellaneous gains in surplus                                      20          27       4,037
                                                            ----------  ----------  ----------
Net change in capital and surplus for the year                 265,552    (225,309)    336,963
                                                            ----------  ----------  ----------
Capital and surplus, end of year                            $  832,695  $  567,143  $  792,452
                                                            ----------  ----------  ----------
                                                            ----------  ----------  ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN 000'S)

                                               1997         1996         1995
                                            -----------  -----------  -----------
 Cash Provided
   Premiums, annuity considerations and
     deposit funds received                 $ 2,427,554  $ 2,059,577  $ 1,826,456
   Considerations for supplementary
     contracts and dividend accumulations
     received                                     1,615        2,340        1,088
   Net investment income received               323,199      324,914      374,398
   Other income received                         81,701       88,295       25,348
                                            -----------  -----------  -----------
 Total receipts                               2,834,069    2,475,126    2,227,290
                                            -----------  -----------  -----------
   Benefits paid (other than dividends)       2,020,615    1,671,483    1,231,936
   Insurance expenses and taxes paid
     (other than federal income and
     capital gains taxes)                       203,650      172,015      150,463
   Net cash transferred to Separate
     Accounts                                   785,708      755,605      568,188
   Dividends paid to policyholders               28,316       22,689       17,722
   Federal income tax (recoveries)
     payments (excluding tax on capital
     gains)                                       1,397      (15,363)     (20,655)
   Other--net                                       699        2,205          739
                                            -----------  -----------  -----------
 Total payments                               3,040,385    2,608,634    1,948,393
                                            -----------  -----------  -----------
 Net cash from operations                      (206,316)    (133,508)     278,897
                                            -----------  -----------  -----------
   Proceeds from long-term investments
     sold, matured or repaid (after
     deducting taxes on capital gains of
     $750,449, $1,554,873 and $8,610,951)     1,343,803    1,768,147    1,658,655
   Issuance of surplus notes                    250,000     (335,000)     315,000
   Other cash provided                          117,297      147,956      419,446
                                            -----------  -----------  -----------
 Total cash provided                          1,711,100    1,581,103    2,393,101
                                            -----------  -----------  -----------
 Cash Applied
   Cost of long-term investments acquired       773,721    1,318,880    1,749,714
   Other cash applied                           334,704      177,982      796,207
                                            -----------  -----------  -----------
 Total cash applied                           1,108,425    1,496,862    2,545,921
                                            -----------  -----------  -----------
 Net change in cash and short-term
   investments                                  396,359      (49,267)     126,077
 Cash and short term investments
 Beginning of year                              148,059      197,326       71,249
                                            -----------  -----------  -----------
 End of year                                $   544,418  $   148,059  $   197,326
                                            -----------  -----------  -----------
                                            -----------  -----------  -----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is incorporated as a life insurance company and is engaged in the sale of individual variable life insurance, individual fixed and variable annuities, group fixed and variable annuities and group pension contracts. The Company also underwrites a block of individual life insurance business through a reinsurance contract with the Company's ultimate parent, Sun Life Assurance Company of Canada ("SLOC"). SLOC is a mutual life insurance company.

Effective May 1, 1997, the Company became a wholly-owned subsidiary of the newly established Sun Life of Canada (U.S.) Holdings, Inc. ("Life Holdco"). On December 18, 1997, Life Holdco became a wholly-owned subsidiary of the Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("US Holdco"). US Holdco is a wholly-owned subsidiary of SLOC. Prior to December 18, 1997 Life Holdco was a direct wholly-owned subsidiary of SLOC.

The Company, which is domiciled in the State of Delaware, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Delaware Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles for mutual life insurance companies and stock life insurance companies wholly-owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation"), that became effective in 1996, which changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly-owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with generally accepted accounting principles ("GAAP"). Consequently, these financial statements prepared in conformity with statutory accounting practices as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with generally accepted accounting principles. (See Note 19 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS AND RELATED RESERVES

Bonds are carried at cost adjusted for amortization of premium or accrual of discount. Investments in non-insurance subsidiaries are carried on the equity basis. Investments in insurance subsidiaries are carried at their statutory surplus values. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans are carried at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost adjusted for accumulated depreciation or appraised value, less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED):
POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts, developed by accepted actuarial methods, have been established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions.

INCOME AND EXPENSES

For life and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value.

The Company has also established a non-unitized separate account for amounts allocated to the fixed portion of certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities and general account assets are available to fund liabilities of this account.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, are transferred to (from) the general account. Accumulated gains (losses) that have not been transferred are recorded as a payable (receivable) to (from) the general account. Amounts payable to the general account of the Company were $284,078,000 in 1997 and $232,743,000 in 1996.

CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING

Prior to 1996, dividends paid to the Company by its subsidiaries and the undistributed gains (losses) of those subsidiaries were included in net income of the Company. For Annual Statement reporting, dividends were (and continue to be) reported in net income while undistributed gains (losses) are reported directly to surplus (as a separate component of unassigned surplus). As a result, net income as reported in these financial statements is $2.5 million less than net income reported in the Annual Statement in 1995. Effective for 1996, the Company changed its method of accounting for investments in subsidiaries to conform with a preferable prescribed statutory accounting practices used in the preparation of its Annual Statement. As a result of the change, $5.7 million in undistributed losses of subsidiaries are reported directly as a separate component of unassigned surplus rather than being included in net income for the year ended December 31, 1996. The amounts as reported in prior years have not been restated.

As described more fully in Note 10, during 1997 the Company changed certain assumptions used in determining actuarial reserves.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED):
OTHER

Preparation of the financial statements requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to amounts as presented in the current year.

2.  INVESTMENTS IN SUBSIDIARIES:
The Company owns all of the outstanding shares of Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)"), Massachusetts Casualty Insurance Company ("MCIC"), Sun Life of Canada (U.S.) Distributors, Inc. (formerly Sun Investment Services Company) ("Sundisco"), New London Trust, F.S.B. ("NLT"), Sun Life Financial Services Limited, ("SLFSL"), Sun Benefit Services Company, Inc. ("Sunbesco"), Sun Capital Advisers, Inc. ("Sun Capital"), and Sun Life Finance Corporation ("Sunfinco").

On October 30, 1997, the Company established a wholly-owned special purpose corporation, Sun Life of Canada (U.S.) SPE 97-1, Inc. (SPE 97-1). SPE 97-1 was organized for the purpose of engaging in activities incidental to securitizing mortgage loans.

Prior to December 24, 1997, the Company owned 93.6% of the outstanding shares of Massachusetts Financial Services Company ("MFS"). On December 24, 1997, the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. As a result of this transaction the Company realized a gain of $21,195,000 of undistributed earnings.

MFS, a registered investment adviser, serves as investment adviser to the mutual funds in the MFS family of funds as well as certain mutual funds and separate accounts established by the Company. The MFS Asset Management Group provides investment advice to substantial private clients.

On December 31, 1997, the Company purchased all of the outstanding shares of Clarendon Insurance Agency, Inc. ("Clarendon") from MFS.

Sun Life (N.Y.) is engaged in the sale of individual fixed and variable annuity contracts and group life and disability insurance contracts in the State of New York. MCIC issues only individual disability income policies. Sundisco is a registered investment adviser and broker-dealer. NLT is a federally chartered savings bank. SLFSL serves as the marketing administrator for the distribution of the offshore products of SLOC, an affiliate. Sun Capital is a registered investment adviser. Sunfinco and Sunbesco are currently inactive. Clarendon is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates.

On December 23, 1997, the Company issued a $110,000,000 note to US Holdco at an interest rate of 5.80%, which is scheduled for repayment on March 1, 1998, and is included in borrowed money. A $110,000,000 note was also issued by MFS on December 23, 1997 to the Company at an interest rate of 5.85% due on March 1, 1998 and is included in cash and short-term investments.

On December 31, 1996, the Company issued a $58,000,000 note to SLOC which was repaid on February 10, 1997 at an interest rate of 5.70%. Also on December 31, 1996, the Company was issued a $58,000,000 note by MFS at an interest rate of 5.76%. This note was repaid to the Company on February 10, 1997. On December 31, 1997 and 1996 the Company had an additional $20,000,000 in notes issued by MFS, scheduled to mature in 2000.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

2.  INVESTMENTS IN SUBSIDIARIES (CONTINUED):
During 1997, 1996, and 1995, the Company contributed capital in the following amounts to its subsidiaries:

                                                                          1997            1996           1995
                                                                     --------------  --------------  ------------
MCIC                                                                 $    2,000,000  $   10,000,000  $  6,000,000
SLFSL                                                                     1,000,000       1,500,000            --
SPE 97-1                                                                 20,377,000              --            --

Summarized combined financial information of the Company's subsidiaries as of December 31, 1997, 1996 and 1995 and for the years then ended, follows:

                                                                                    DECEMBER 31,
                                                                     -------------------------------------------
                                                                         1997           1996           1995
                                                                     -------------  -------------  -------------
                                                                                     (IN 000'S)
Intangible assets                                                    $           0  $       9,646  $      12,174
Other assets                                                             1,190,951      1,376,014      1,233,372
Liabilities                                                             (1,073,966)    (1,241,617)    (1,107,264)
                                                                     -------------  -------------  -------------
Total net assets                                                     $     116,985  $     144,043  $     138,282
                                                                     -------------  -------------  -------------
                                                                     -------------  -------------  -------------
Total revenues                                                       $     750,364  $     717,280  $     570,794
Operating expenses                                                        (646,896)      (624,199)      (504,070)
Income tax expense                                                         (43,987)       (42,820)       (31,193)
                                                                     -------------  -------------  -------------
Net income                                                           $      59,481  $      50,261  $      35,531
                                                                     -------------  -------------  -------------
                                                                     -------------  -------------  -------------

3.  BONDS:
Investments in debt securities are as follows:

                                                                DECEMBER 31, 1997
                                                 ------------------------------------------------
                                                                GROSS        GROSS     ESTIMATED
                                                 AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                    COST        GAINS      (LOSSES)      VALUE
                                                 ----------  -----------  -----------  ----------

                                                                    (IN 000'S)
Long-term bonds:
    United States government and government
     agencies and authorities                    $  126,923   $   5,529    $      --   $  132,452
    States, provinces and political
     subdivisions                                    22,361       2,095           --       24,456
    Public utilities                                398,939      35,338          (91)     434,186
    Transportation                                  214,130      22,000         (390)     235,740
    Finance                                         157,891       5,885         (120)     163,656
    All other corporate bonds                       990,455      52,678       (5,456)   1,037,677
                                                 ----------  -----------  -----------  ----------
        Total long-term bonds                     1,910,699     123,525       (6,057)   2,028,167
                                                 ----------  -----------  -----------  ----------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances
     and commercial paper                           431,032          --           --      431,032
    Affiliates                                      110,000          --           --      110,000
                                                 ----------  -----------  -----------  ----------
        Total short-term bonds                      541,032          --           --      541,032
Total bonds                                      $2,451,731   $ 123,525    $  (6,057)  $2,569,199
                                                 ----------  -----------  -----------  ----------
                                                 ----------  -----------  -----------  ----------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

3.  BONDS (CONTINUED):

                                                                DECEMBER 31, 1996
                                                 ------------------------------------------------
                                                                GROSS        GROSS     ESTIMATED
                                                 AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                    COST        GAINS      (LOSSES)      VALUE
                                                 ----------  -----------  -----------  ----------

                                                                    (IN 000'S)
Long-term bonds:
    United States government and government
     agencies and authorities                    $  267,756   $  12,272    $  (8,927)  $  271,101
    States, provinces and political
     subdivisions                                     2,253          20           --        2,273
    Foreign governments                              18,812       1,351           --       20,163
    Public utilities                                415,641      24,728       (1,223)     439,146
    Transportation                                  167,937      14,107       (2,243)     179,801
    Finance                                         290,024       7,914         (472)     297,466
    All other corporate bonds                     1,007,680      42,338      (14,496)   1,035,522
                                                 ----------  -----------  -----------  ----------
        Total long-term bonds                     2,170,103     102,730      (27,361)   2,245,472
                                                 ----------  -----------  -----------  ----------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances
     and commercial paper                            88,754          --           --       88,754
    Affiliates                                       58,000          --           --       58,000
                                                 ----------  -----------  -----------  ----------
        Total short-term bonds                      146,754          --           --      146,754
                                                 ----------  -----------  -----------  ----------
Total bonds                                      $2,316,857   $ 102,730    $ (27,361)  $2,392,226
                                                 ----------  -----------  -----------  ----------
                                                 ----------  -----------  -----------  ----------

The amortized cost and estimated fair value of bonds at December 31, 1997 are shown below by contractual maturity. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                                                        DECEMBER 31, 1997
                                                                      ----------------------
                                                                      AMORTIZED   ESTIMATED
                                                                         COST     FAIR VALUE
                                                                      ----------  ----------
                                                                            (IN 000'S)
Maturities:
    Due in one year or less                                           $  699,548  $  700,280
    Due after one year through five years                                533,901     541,382
    Due after five years through ten years                               270,607     286,651
    Due after ten years                                                  735,624     821,002
                                                                      ----------  ----------
                                                                       2,239,680   2,349,315
    Mortgage-backed securities                                           212,051     219,884
                                                                      ----------  ----------
Total bonds                                                           $2,451,731  $2,569,199
                                                                      ----------  ----------
                                                                      ----------  ----------

Proceeds from sales and maturities of investments in debt securities during 1997, 1996, and 1995 were $980,264,000, $1,554,016,000, and $1,510,553,000, gross gains were $10,732,000, $16,975,000, and $24,757,000 and gross losses were $2,446,000, $10,885,000, and $5,742,000, respectively.

Bonds included above with an amortized cost of approximately $2,578,000 and $2,060,000 at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities as required by law.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

4.  SECURITIES LENDING:
The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan of New York. The custodian has indemnified the Company against losses arising from this program. The total par value of securities out on loan was $0 and $51,537,000 at December 31, 1997 and 1996 respectively. Income resulting from this program was $200,000, $137,000 and $2,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

5.  MORTGAGE LOANS:
The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

The following table shows the geographical distribution of the mortgage loan portfolio.

                                                                                                DECEMBER 31,
                                                                                           ----------------------
                                                                                              1997        1996
                                                                                           ----------  ----------
                                                                                                 (IN 000'S)
California                                                                                 $  119,122  $  154,272
Massachusetts                                                                                  58,981      79,929
Michigan                                                                                       42,912      57,119
New York                                                                                       45,696      67,742
Ohio                                                                                           51,862      75,405
Pennsylvania                                                                                   97,949     115,584
Washington                                                                                     54,948      75,819
All other                                                                                     212,565     313,062
                                                                                           ----------  ----------
                                                                                           $  684,035  $  938,932
                                                                                           ----------  ----------
                                                                                           ----------  ----------

The Company has restructured mortgage loans totaling $26,284,000 and $29,261,000 at December 31, 1997 and 1996, respectively, against which there are allowances for losses of $3,026,000 and $5,893,000, respectively.

Mortgage loans from Sun Life (U.S.)'s portfolio with an approximate book value of $53,188,000 were included in a transaction also involving loans from the portfolios of other SLOC entities with an aggregate book value of $256 million, whereby such loans were securitized for sale to the public markets.

The Company has made commitments of mortgage loans on real estate into the future. The outstanding commitments for these mortgages amount to $12,300,000 and $9,800,000 at December 31, 1997 and 1996, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

6.  INVESTMENT GAINS AND LOSSES:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                   -------------------------------
                                                                                     1997       1996       1995
                                                                                   ---------  ---------  ---------
                                                                                             (IN 000'S)
Net realized gains (losses)
Bonds                                                                              $   2,882  $   5,631  $   3,935
Common stock of affiliates                                                            21,195         --         --
Mortgage loans                                                                         3,837        763        292
Real estate                                                                            2,912        599        391
Other invested assets                                                                   (717)       567     (2,549)
                                                                                   ---------  ---------  ---------
                                                                                   $  30,109  $   7,560  $   2,069
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
Changes in unrealized gains (losses):
Common stock of affiliates                                                         $  (2,894) $  (5,739) $      --
Mortgage loans                                                                         1,524       (600)    (1,574)
Real estate                                                                            3,377      4,624      3,583
Other invested assets                                                                   (854)        --         --
                                                                                   ---------  ---------  ---------
                                                                                   $   1,153  $  (1,715) $   2,009
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The net realized capital gains credited to the interest maintenance reserve were $6,321,000 in 1997, $7,710,000 in 1996, and $12,714,000 in 1995. All gains and losses are transferred net of applicable income taxes.

7.  NET INVESTMENT INCOME:
Net investment income consisted of:

                                                                                   YEARS ENDED DECEMBER 31,
                                                                              ----------------------------------
                                                                                 1997        1996        1995
                                                                              ----------  ----------  ----------
                                                                                          (IN 000'S)
Interest income from bonds                                                    $  188,924  $  178,695  $  205,445
Income from investment in common stock of affiliates                              41,181      50,408      35,403
Interest income from mortgage loans                                               76,073      92,591      99,766
Real estate investment income                                                     17,161      16,249      14,979
Interest income from policy loans                                                  3,582       2,790       2,777
Other                                                                               (193)      1,710       2,672
                                                                              ----------  ----------  ----------
    Gross investment income                                                      326,728     342,443     361,042
                                                                              ----------  ----------  ----------
Interest on surplus notes and notes payable                                      (42,481)    (23,061)    (31,813)
Investment expenses                                                              (13,998)    (15,629)    (16,357)
                                                                              ----------  ----------  ----------
Net investment income                                                         $  270,249  $  303,753  $  312,872
                                                                              ----------  ----------  ----------
                                                                              ----------  ----------  ----------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

8.  DERIVATIVES:
The Company uses derivative instruments for interest risk management purposes, including hedges against specific interest rate risk and to minimize the Company's exposure to fluctuations in interest rates. The Company's use of derivatives has included U.S. Treasury futures, conventional interest rate swaps, and forward spread lock interest rate swaps.

In the case of interest rate futures, gains or losses on contracts that qualify as hedges are deferred until the earliest of the completion of the hedging transaction, determination that the transaction will no longer take place, or determination that the hedge is no longer effective. Upon completion of the hedge, where it is impractical to allocate gains (losses) to specific hedged assets or liabilities, gains (losses) are deferred in IMR and amortized over the remaining life of the hedged assets. At December 31, 1997 and 1996 there were no futures contracts outstanding.

In the case of interest rate and foreign currency swap agreements and forward spread lock interest rate swap agreements, gains or losses on terminated swaps are deferred in IMR and amortized over the shorter of the remaining life of the hedged asset or the remaining term of the swap contract. The net differential to be paid or received on interest rate swaps is recorded monthly as interest rates change.

Options are used to hedge the stock market interest exposure in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities. The Company's open positions are as follows:

                                                                                         SWAPS OUTSTANDING
                                                                                       AT DECEMBER 31, 1997
                                                                                 ---------------------------------
                                                                                      NOTIONAL       MARKET VALUE
                                                                                 PRINCIPAL AMOUNTS   OF POSITIONS
                                                                                 ------------------  -------------
                                                                                            (IN 000'S)
Conventional interest rate swaps                                                    $     80,000       $  (2,891)
Foreign currency swap                                                                      1,700             208
Forward spread lock swaps                                                                 50,000             274
Asian Put Option S & P 500                                                                70,000             693

                                                                                         SWAPS OUTSTANDING
                                                                                       AT DECEMBER 31, 1996
                                                                                 ---------------------------------
                                                                                      NOTIONAL       MARKET VALUE
                                                                                 PRINCIPAL AMOUNTS   OF POSITIONS
                                                                                 ------------------  -------------
                                                                                            (IN 000'S)
Conventional interest rate swaps                                                    $    429,000       $  (2,443)
Foreign currency swap                                                                      2,100              70
Forward spread lock swaps                                                                 50,000             (50)

The market value of swaps is the estimated amount that the Company would receive or pay on termination or sale, taking into account current interest rates and the current credit worthiness of the counterparties. The Company is exposed to potential credit loss in the event of non-performance by counterparties. The counterparties are major financial institutions and management believes that the risk of incurring losses related to credit risk is remote.

9.  LEVERAGED LEASES:
The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.75 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

9.  LEVERAGED LEASES (CONTINUED):
the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the Master Lessee may exercise a fixed price purchase option to purchase the equipment.

The Company's net investment in leveraged leases is composed of the following elements:

                                                                                         YEARS ENDED DECEMBER
                                                                                                 31,
                                                                                        ----------------------
                                                                                           1997        1996
                                                                                        ----------  ----------
                                                                                              (IN 000'S)
Lease contracts receivable                                                              $   92,605  $  101,244
Less non-recourse debt                                                                     (92,589)   (101,227)
                                                                                        ----------  ----------
                                                                                                16          17
Estimated residual value of leased assets                                                   41,150      41,150
Less unearned and deferred income                                                          (10,324)    (11,501)
                                                                                        ----------  ----------
Investment in leveraged leases                                                              30,842      29,666
Less fees                                                                                     (163)       (188)
                                                                                        ----------  ----------
Net investment in leveraged leases                                                      $   30,679  $   29,478
                                                                                        ----------  ----------
                                                                                        ----------  ----------

The net investment is included as an other invested asset.

10. REINSURANCE:
The Company has agreements with SLOC which provide that SLOC will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements had the effect of decreasing income from operations by approximately $1,381,000, $1,603,000 and $2,184,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

Effective January 1, 1991, the Company entered into an agreement with SLOC under which certain individual life insurance contracts issued by SLOC were reinsured by the Company on a 90% coinsurance basis. During 1997 SLOC changed certain assumptions used in determining the gross and the ceded reserve balance. The Company reflected the effect of the changes in assumptions to its assumed reserves as a direct credit to surplus. The effect of the change was a $39,016,000 decrease in reserves. Also, effective January 1, 1991, the Company entered into an agreement with SLOC which provides that SLOC will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Such death benefits are reinsured on a yearly renewable term basis. These agreements had the effect of increasing income from operations by approximately $37,050,000, $35,161,000 and $11,821,000 for the years ended
December 31, 1997,1996 and 1995, respectively. The life reinsurance assumed agreement requires the reinsurer to withhold funds in amounts equal to the reserves assumed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

10. REINSURANCE (CONTINUED):
The following are summarized pro-forma results of operations of the Company for the years ended December 31, 1997, 1996 and 1995 before the effect of reinsurance transactions with SLOC.

                                                                                YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                            1997          1996          1995
                                                                        ------------  ------------  ------------
                                                                                       (IN 000'S)
Income:
    Premiums, annuity deposits and other revenues                       $  2,230,980  $  1,858,145  $  1,619,337
    Net investment income and realized gains                                 300,669       312,870       315,967
                                                                        ------------  ------------  ------------
    Subtotal                                                               2,531,649     2,171,015     1,935,304
                                                                        ------------  ------------  ------------
Benefits and Expenses:
    Policyholder benefits                                                  2,240,597     1,928,720     1,760,917
    Other expenses                                                           187,591       155,531       130,302
                                                                        ------------  ------------  ------------
    Subtotal                                                               2,428,188     2,084,251     1,891,219
                                                                        ------------  ------------  ------------
Income from operations                                                  $    103,461  $     86,764  $     44,085
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------

The Company has an agreement with an unrelated company which provides reinsurance of certain individual life insurance contracts on a modified coinsurance basis and under which all deficiency reserves related to these contracts are reinsured. Reinsurance transactions under this agreement had the effect of decreasing income from operations by $2,658,000 in 1997, $46,000 in 1996, and by $1,599,000 in 1995.

11. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT
LIABILITIES:
The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

                                                                                              DECEMBER 31, 1997
                                                                                        -----------------------------
                                                                                            AMOUNT       % OF TOTAL
                                                                                        --------------  -------------
                                                                                                 (IN 000'S)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                                                        $    3,415,394          25%
    At book value less surrender charges (surrender charge >5%)                              7,672,211          57
    At book value (minimal or no charge or adjustment)                                       1,259,698           9
Not subject to discretionary withdrawal provision                                            1,164,651           9
                                                                                        --------------         ---
Total annuity actuarial reserves and deposit liabilities                                $   13,511,954         100%
                                                                                        --------------         ---
                                                                                        --------------         ---

                                                                                              DECEMBER 31, 1996
                                                                                        -----------------------------
                                                                                            AMOUNT       % OF TOTAL
                                                                                        --------------  -------------
                                                                                                 (IN 000'S)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                                                        $    3,547,683          31%
    At book value less surrender charges (surrender charge >5%)                              5,626,117          48
    At book value (minimal or no charge or adjustment)                                       1,264,586          11
Not subject to discretionary withdrawal provision                                            1,218,157          10
                                                                                        --------------         ---
Total annuity actuarial reserves and deposit liabilities                                $   11,656,543         100%
                                                                                        --------------         ---
                                                                                        --------------         ---

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

12. RETIREMENT PLANS:
The Company participates with SLOC in a non-contributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount which at least satisfies the minimum amount required by ERISA; currently the plan is fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of SLOC.

The Company's share of the group's accrued pension cost at December 31, 1997, 1996 and 1995 was $593,000, $446,000 and $420,000, respectively. The Company's share of net periodic pension cost was $146,000, $27,000 and $3,000, for 1997, 1996 and 1995, respectively.

The Company also participates with SLOC and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $259,000, $233,000 and $185,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits, the Company provides certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

13. FAIR VALUE OF FINANCIAL INSTRUMENTS:
The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996:

                                                                  DECEMBER 31, 1997
                                                       ---------------------------------------
                                                        CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                                       -----------------  --------------------
                                                                     (IN 000'S)
ASSETS:
Bonds                                                    $   2,451,731       $    2,569,199
Mortgages                                                      684,035              706,975
LIABILITIES:
Insurance reserves                                       $     123,128       $      123,128
Individual annuities                                           307,668              302,165
Pension products                                             1,527,433            1,561,108
Derivatives                                                         --               (1,716)

                                                                  DECEMBER 31, 1996
                                                       ---------------------------------------
                                                        CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                                       -----------------  --------------------
                                                                     (IN 000'S)
ASSETS:
Bonds                                                    $   2,316,857       $    2,392,226
Mortgages                                                      938,932              958,909
LIABILITIES:
Insurance reserves                                       $     122,606       $      122,606
Individual annuities                                           373,488              367,878
Pension products                                             1,911,284            1,922,602
Derivatives                                                         --               (2,423)

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated by taking into account prices for publicly traded bonds of similar credit risk and maturity and repayment and liquidity characteristics.

The fair values of the Company's general account insurance reserves and liabilities under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair values of derivative financial instruments are estimated using the process described in Note 8.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

14. STATUTORY INVESTMENT VALUATION RESERVES:
The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold.

The tables shown below present changes in the major elements of the AVR and IMR.

                                                                              1997                  1996
                                                                      --------------------  --------------------
                                                                         AVR        IMR        AVR        IMR
                                                                      ---------  ---------  ---------  ---------
                                                                           (IN 000'S)            (IN 000'S)
Balance, beginning of year                                            $  53,911  $  28,675  $  42,099  $  25,218
Net realized investment gains, net of tax                                17,400      6,321      3,160      5,011
Amortization of net investment gains                                         --     (1,166)        --     (1,557)
Unrealized investment gains (losses)                                     (2,340)        --      1,502         --
Required by formula                                                     (21,366)        --      7,150          3
                                                                      ---------  ---------  ---------  ---------
Balance, end of year                                                  $  47,605  $  33,830  $  53,911  $  28,675
                                                                      ---------  ---------  ---------  ---------
                                                                      ---------  ---------  ---------  ---------

15. FEDERAL INCOME TAXES:
The Company and its subsidiaries file a consolidated federal income tax return. Federal income taxes are calculated for the consolidated group based upon amounts determined to be payable as a result of operations within the current year. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such timing differences include reserves, depreciation and accrual of market discount on bonds. Cash payments for federal income taxes were approximately $31,000,000, $19,264,000 and $12,429,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

16. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE):
On December 22, 1997, the Company issued a $250,000,000 surplus note to Life Holdco. This note has an interest rate of 8.625% and is due on or after November 6, 2027.

On May 9, 1997, the Company issued a short-term note of $600,000,000 to Life Holdco at an interest rate of 5.10%, which was extended at various interest rates. This note was repaid on December 22, 1997.

The Company had issued and outstanding surplus notes to SLOC with an aggregate carrying value of $335,000,000, during the period 1982 through January 16, 1996 at interest rates between 7.25% and 10%. The Company repaid all principal and interest associated with these surplus notes on January 16, 1996.

On December 19, 1995 the Company issued surplus notes totaling $315,000,000 to an affiliate, Sun Canada Financial Co., at interest rates between 5.75% and 7.25%. Of these notes, $157,500,000 will mature in the year 2007 and $157,500,000 will mature in the year 2015. Interest on these notes is payable semi-annually.

Principal and interest on surplus notes are payable only to the extent that the Company meets specified requirements regarding free surplus exclusive of the principal amount and accrued interest, if any, on these notes and with the consent of the Delaware Insurance Commissioner. In addition, with regard to surplus notes outstanding through January 16, 1996, subsequent to December 31, 1994 interest payments required

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

16. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE) (CONTINUED):
the consent of the Delaware Insurance Commissioner. Payment of principal and interest on the notes issued in 1995 and in 1997 also requires the consents of the Delaware Insurance Commissioner and Canadian Office of the Superintendent of Financial Institutions.

The Company obtained the required consents and expensed $42,481,000, $23,061,000 and $31,813,000 for interest on surplus notes and notes payable for the years ended December 31, 1997, 1996 and 1995, respectively.

17. MANAGEMENT AND SERVICE CONTRACTS:
The Company has an agreement with SLOC which provides that SLOC will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $15,997,000 in 1997, $20,192,000 in 1996, and $20,293,000 in 1995.

18. RISK-BASED CAPITAL:
Effective December 31, 1993 the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1997 and 1996.

19. ACCOUNTING POLICIES AND PRINCIPLES:
The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting practices and GAAP are described as follows. Under statutory accounting practices, financial statements are not consolidated and investments in subsidiaries are shown at net equity value. Accordingly, the assets, liabilities and results of operations of the Company's subsidiaries are not consolidated with the assets, liabilities and results of operations, respectively, of the Company. Changes in net equity value of the common stock of the Company's United States life insurance subsidiaries are directly reflected in the Company's surplus. Changes in the net equity value of the common stock of all other subsidiaries are directly reflected in the Company's Asset Valuation Reserve. Dividends paid by subsidiaries to the Company are included in the Company's net investment income.

Other differences between statutory accounting practices and GAAP include the following: statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP - deferred policy acquisition costs, deferred federal income taxes and statutory non-admitted assets. Asset Valuation Reserves and Interest Maintenance Reserves are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting practices and GAAP. Premiums for universal life and investment type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP.

Because the Company's management uses financial information prepared in conformity with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Assurance Company of Canada (U.S.) has determined that the cost of complying with Statement No. 120 "Accounting and Reporting by Mutual Insurance Enterprises and by Insurance Enterprises for Certain Long

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

19. ACCOUNTING POLICIES AND PRINCIPLES (CONTINUED):
Duration Participating Contracts" exceed the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1997 and 1996, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 19 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1997 and 1996, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1997 on the basis of accounting described in Notes 1 and 19.

However, because of the effects of the matter discussed in the second preceding paragraph, in our opinion, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1997 and 1996 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1997.

As management has stated in Note 19, because the Company's management uses financial information prepared in accordance with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Assurance Company of Canada (U.S.) has determined that the cost of complying with Statement No. 120 would exceed the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 5, 1998

                                   APPENDIX A
                        ILLUSTRATIONS OF DEATH BENEFITS,
                    ACCOUNT VALUES AND CASH SURRENDER VALUES

                                   APPENDIX A
               ILLUSTRATIONS OF DEATH BENEFITS, SURRENDER VALUES
                            AND ACCUMULATED PREMIUMS

    The Tables on the following pages illustrate the way in which a Policy's Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time. They assume that all Premiums are allocated to and remain in the Variable Account for the entire period shown and are based on hypothetical gross annual investment returns for the Portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6%, and 12% over the periods indicated.

    All Tables illustrate a Policy where the Insured is a male, Issue Age 45, in the preferred (non-tobacco) rate class. These illustrations all assume a Total Face Amount of $500,000 and payment of an annual Premium of $12,600. Tables 1, 2, 5 and 6 assume a Specified Face Amount of $500,000. Tables 3 and 4 assume a Specified Face Amount of $50,000 and an APB Rider Face Amount of $450,000. Tables 1 and 2 are based on guaranteed issue underwriting, Death Benefit Option A, the Cash Value Accumulation Test and a Specified Face Amount of $500,000. Tables 3 and 4 are based on the same assumptions, except that the Total Face Amount reflects a Specified Face Amount of $50,000 and an APB Rider Face Amount of $450,000. Tables 5 and 6 are based on full medical underwriting, Death Benefit Option B, the Guideline Premium Test, and a Specified Face Amount of $500,000. Tables 1, 3 and 5 differ from Tables 2, 4 and 6, respectively, only in that Tables 1, 3 and 5 reflect the deduction of current Policy charges as outlined below, while Tables 2, 4 and 6 reflect the deduction of Policy charges at the guaranteed maximum rates (except that Kentucky Policy Owners will have higher premium tax deductions than those reflected).

    The Account Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy Years. The values would also be different depending on the allocation of a Policy's total Account Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Portfolio varied above and below such averages.

    The amounts shown for the Death Benefits and Account Values take into account all charges and deductions imposed under the Policy based on the assumptions set forth in the Tables. These include: Expense Charges Applied to Premium, assuming a premium tax rate of 2% for Tables 1, 3 and 5 and 4% for Tables 2, 4 and 6. The Daily Risk Percentage charged against the Separate Account for mortality and expense risks, at an effective annual rate of 0.75% for the first 10 Policy Years and 0.35% thereafter for Tables 1, 3 and 5, and 0.90% for all Policy Years for Tables 2, 4 and 6; the Monthly Expense Charge of $13.75 per month for the first Policy Year and $7.50 per month thereafter for Tables 1, 3 and 5, and $13.75 per month for all Policy Years for Tables 2, 4, and 6; and the Monthly Cost of Insurance based on current charges for Tables 1, 3 and 5, and guaranteed charges for Tables 2, 4, and 6.

    The amounts shown in the Tables also take into account the Portfolios' advisory fees and operating expenses, which are assumed to be at an annual rate of 0.7579% of the average daily net assets of each Portfolio. This is based upon a simple average of the advisory fees and expenses of all the Portfolios for the most recent fiscal year taking into account any applicable expense caps or expense reimbursement arrangements. Actual fees and expenses of the Portfolios may be more or less than 0.7579%, will vary from year to year, and will depend upon how Account Value is allocated among the Sub-Accounts. See the individual prospectus for each Portfolio for more information on Portfolio expenses.

    The gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.50%, 4.46%, and 10.41%, respectively, during the first 10 Policy Years and -1.10%, 4.88%, and 10.85%, respectively, thereafter taking into account the current Daily Risk Percentage and the assumed 0.7579% charge for the Portfolio's advisory fees and operating expenses; and -1.64%, 4.30% and 10.25%, respectively taking into account the guaranteed Daily Risk Percentage.

    The hypothetical returns shown in the Tables do not reflect any charges for income taxes against the Separate Account since no charges are currently made. If, in the future, such charges are made, in order to produce the illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by a sufficient amount to cover the tax charges.

    The second column of each Table shows the amount which would accumulate if an amount equal to each Premium were invested and earned interest, after taxes, at 5% per year, compounded annually.

    We will furnish upon request a comparable Table using any specific set of circumstances. In addition to a Table assuming Policy charges at their maximum, we will furnish a Table assuming current Policy charges.

                                    TABLE 1
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             SUN LIFE CORPORATE VUL

                          MALE, PREFERRED, GI, AGE 45
                         $500,000 SPECIFIED FACE AMOUNT
                           ANNUAL PREMIUM: $12,600.00
                             DEATH BENEFIT OPTION A
                          CASH VALUE ACCUMULATION TEST
                             CURRENT POLICY CHARGES

                             HYPOTHETICAL 0%                  HYPOTHETICAL 6%                   HYPOTHETICAL 12%
                         GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
         PREMIUMS              NET -1.50%                        NET 4.46%                         NET 10.41%
         PAID PLUS   -------------------------------  -------------------------------  ----------------------------------
         INTEREST       CASH                             CASH                             CASH
POLICY     AT 5%     SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT      DEATH
 YEAR    PER YEAR      VALUE       VALUE    BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE      BENEFIT
-------  ---------   ----------   --------  --------  ----------   --------  --------  ----------  ----------  ----------
      1    13,230       10,925     10,169    500,000     11,565     10,809    500,000     12,205       11,449     500,000
      2    27,121       20,652     19,896    500,000     22,559     21,803    500,000     24,544       23,788     500,000
      3    41,708       30,028     29,272    500,000     33,838     33,082    500,000     37,963       37,207     500,000
      4    57,023       38,382     38,382    500,000     44,743     44,743    500,000     51,908       51,908     500,000
      5    73,104       47,273     47,273    500,000     56,849     56,849    500,000     68,076       68,076     500,000

      6    89,989       55,984     55,984    500,000     69,459     69,459    500,000     85,909       85,909     500,000
      7   107,719       64,541     64,541    500,000     82,623     82,623    500,000    105,612      105,612     500,000
      8   126,335       74,036     74,036    500,000     97,526     97,526    500,000    128,614      128,614     500,000
      9   145,881       83,322     83,322    500,000    113,051    113,051    500,000    154,010      154,010     500,000
     10   166,406       92,417     92,417    500,000    129,247    129,247    500,000    182,082      182,082     500,000

     11   187,956      101,690    101,690    500,000    146,701    146,701    500,000    213,952      213,952     500,000
     12   210,584      110,724    110,724    500,000    164,925    164,925    500,000    249,258      249,258     529,530
     13   234,343      119,519    119,519    500,000    183,971    183,971    500,000    288,135      288,135     595,781
     14   259,290      128,072    128,072    500,000    203,890    203,890    500,000    330,915      330,915     666,247
     15   285,484      136,427    136,427    500,000    224,780    224,780    500,000    378,025      378,025     741,383

     16   312,989      144,444    144,444    500,000    246,600    246,600    500,000    429,745      429,745     821,306
     17   341,868      152,154    152,154    500,000    269,451    269,451    502,026    486,547      486,547     906,507
     18   372,191      159,571    159,571    500,000    293,226    293,226    532,841    548,934      548,934     997,503
     19   404,031      166,653    166,653    500,000    317,871    317,871    563,649    617,385      617,385   1,094,747
     20   437,463      173,416    173,416    500,000    343,427    343,427    594,561    692,507      692,507   1,198,907

 Age 60   285,484      136,427    136,427    500,000    224,780    224,780    500,000    378,025      378,025     741,383
 Age 65   437,463      173,416    173,416    500,000    343,427    343,427    594,561    692,507      692,507   1,198,907
 Age 70   631,430      201,297    201,297    500,000    485,055    485,055    751,460  1,190,498    1,190,498   1,844,351
 Age 75   878,986      216,399    216,399    500,000    650,882    650,882    914,801  1,969,292    1,969,292   2,767,801

(1) Assumes a $12,600.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this Policy to lapse due to insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    TABLE 2
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             SUN LIFE CORPORATE VUL

                          MALE, PREFERRED, GI, AGE 45
                         $500,000 SPECIFIED FACE AMOUNT
                           ANNUAL PREMIUM: $12,600.00
                             DEATH BENEFIT OPTION A
                          CASH VALUE ACCUMULATION TEST
                           GUARANTEED POLICY CHARGES

                             HYPOTHETICAL 0%                  HYPOTHETICAL 6%                   HYPOTHETICAL 12%
                         GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
         PREMIUMS              NET -1.64%                        NET 4.30%                         NET 10.25%
         PAID PLUS   -------------------------------  -------------------------------  ----------------------------------
         INTEREST       CASH                             CASH                             CASH
POLICY     AT 5%     SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT      DEATH
 YEAR    PER YEAR      VALUE       VALUE    BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE      BENEFIT
-------  ---------   ----------   --------  --------  ----------   --------  --------  ----------  ----------  ----------
      1    13,230        9,035      8,279    500,000      9,615      8,859    500,000     10,197        9,441     500,000
      2    27,121       17,038     16,282    500,000     18,716     17,960    500,000     20,466       19,710     500,000
      3    41,708       24,759     24,003    500,000     28,062     27,306    500,000     31,648       30,892     500,000
      4    57,023       31,443     31,443    500,000     36,908     36,908    500,000     43,083       43,083     500,000
      5    73,104       38,587     38,587    500,000     46,763     46,763    500,000     56,382       56,382     500,000

      6    89,989       45,433     45,433    500,000     56,880     56,880    500,000     70,910       70,910     500,000
      7   107,719       51,949     51,949    500,000     67,242     67,242    500,000     86,777       86,777     500,000
      8   126,335       59,209     59,209    500,000     79,003     79,003    500,000    105,347      105,347     500,000
      9   145,881       66,084     66,084    500,000     91,054     91,054    500,000    125,687      125,687     500,000
     10   166,406       72,545     72,545    500,000    103,389    103,389    500,000    147,988      147,988     500,000

     11   187,956       78,581     78,581    500,000    116,019    116,019    500,000    172,492      172,492     500,000
     12   210,584       84,172     84,172    500,000    128,954    128,954    500,000    199,472      199,472     500,000
     13   234,343       89,315     89,315    500,000    142,223    142,223    500,000    229,258      229,258     500,000
     14   259,290       93,995     93,995    500,000    155,848    155,848    500,000    262,078      262,078     527,654
     15   285,484       98,192     98,192    500,000    169,852    169,852    500,000    297,664      297,664     583,779

     16   312,989      101,864    101,864    500,000    184,249    184,249    500,000    336,191      336,191     642,509
     17   341,868      104,962    104,962    500,000    199,056    199,056    500,000    377,861      377,861     704,010
     18   372,191      107,422    107,422    500,000    214,286    214,286    500,000    422,880      422,880     768,443
     19   404,031      109,165    109,165    500,000    229,955    229,955    500,000    471,454      471,454     835,982
     20   437,463      110,111    110,111    500,000    246,098    246,098    500,000    523,803      523,803     906,837

 Age 60   285,484       98,192     98,192    500,000    169,852    169,852    500,000    297,664      297,664     583,779
 Age 65   437,463      110,111    110,111    500,000    246,098    246,098    500,000    523,803      523,803     906,837
 Age 70   631,430      100,217    100,217    500,000    335,960    335,960    520,478    851,609      851,609   1,319,336
 Age 75   878,986       51,375     51,375    500,000    433,917    433,917    609,861  1,316,591    1,316,591   1,850,442

(1) Assumes a $12,600.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this Policy to lapse due to insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    TABLE 3
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             SUN LIFE CORPORATE VUL

                          MALE, PREFERRED, GI, AGE 45
                         $50,000 SPECIFIED FACE AMOUNT
                         $450,000 APB RIDER FACE AMOUNT
                           ANNUAL PREMIUM: $12,600.00
                             DEATH BENEFIT OPTION A
                          CASH VALUE ACCUMULATION TEST
                             CURRENT POLICY CHARGES

                             HYPOTHETICAL 0%                  HYPOTHETICAL 6%                   HYPOTHETICAL 12%
                         GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
         PREMIUMS              NET -1.50%                        NET 4.46%                         NET 10.41%
         PAID PLUS   -------------------------------  -------------------------------  ----------------------------------
         INTEREST       CASH                             CASH                             CASH
POLICY     AT 5%     SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT      DEATH
 YEAR    PER YEAR      VALUE       VALUE    BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE      BENEFIT
-------  ---------   ----------   --------  --------  ----------   --------  --------  ----------  ----------  ----------
      1    13,230       11,187     10,800    500,000     11,865     11,477    500,000     12,542       12,155     500,000
      2    27,121       21,536     21,149    500,000     23,560     23,173    500,000     25,665       25,278     500,000
      3    41,708       31,528     31,141    500,000     35,573     35,186    500,000     39,951       39,564     500,000
      4    57,023       40,860     40,860    500,000     47,616     47,616    500,000     55,225       55,225     500,000
      5    73,104       50,353     50,353    500,000     60,529     60,529    500,000     72,458       72,458     500,000

      6    89,989       59,660     59,660    500,000     73,986     73,986    500,000     91,471       91,471     500,000
      7   107,719       68,805     68,805    500,000     88,038     88,038    500,000    112,482      112,482     500,000
      8   126,335       78,251     78,251    500,000    103,201    103,201    500,000    136,225      136,225     500,000
      9   145,881       87,490     87,490    500,000    119,002    119,002    500,000    162,446      162,446     500,000
     10   166,406       96,538     96,538    500,000    135,487    135,487    500,000    191,432      191,432     500,000

     11   187,956      105,783    105,783    500,000    153,273    153,273    500,000    224,361      224,361     500,000
     12   210,584      114,791    114,791    500,000    171,850    171,850    500,000    260,752      260,752     553,949
     13   234,343      123,562    123,562    500,000    191,271    191,271    500,000    300,807      300,807     621,982
     14   259,290      132,093    132,093    500,000    211,590    211,590    500,000    344,882      344,882     694,366
     15   285,484      140,427    140,427    500,000    232,904    232,904    500,000    393,417      393,417     771,569

     16   312,989      148,428    148,428    500,000    255,180    255,180    500,000    446,700      446,700     853,709
     17   341,868      156,125    156,125    500,000    278,446    278,446    518,785    505,216      505,216     941,292
     18   372,191      163,532    163,532    500,000    302,594    302,594    549,864    569,486      569,486   1,034,850
     19   404,031      170,607    170,607    500,000    327,624    327,624    580,943    640,002      640,002   1,134,851
     20   437,463      177,367    177,367    500,000    353,578    353,578    612,134    717,388      717,388   1,241,982

 Age 60   285,484      140,427    140,427    500,000    232,904    232,904    500,000    393,417      393,417     771,569
 Age 65   437,463      177,367    177,367    500,000    353,578    353,578    612,134    717,388      717,388   1,241,982
 Age 70   631,430      205,313    205,313    500,000    497,380    497,380    770,555  1,230,362    1,230,362   1,906,110
 Age 75   878,986      220,673    220,673    500,000    665,703    665,703    935,632  2,032,540    2,032,540   2,856,695

(1) Assumes a $12,600.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this Policy to lapse due to insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    TABLE 4
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             SUN LIFE CORPORATE VUL

                          MALE, PREFERRED, GI, AGE 45
                         $50,000 SPECIFIED FACE AMOUNT
                         $450,000 APB RIDER FACE AMOUNT
                           ANNUAL PREMIUM: $12,600.00
                             DEATH BENEFIT OPTION A
                          CASH VALUE ACCUMULATION TEST
                           GUARANTEED POLICY CHARGES

                             HYPOTHETICAL 0%                  HYPOTHETICAL 6%                   HYPOTHETICAL 12%
                         GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
         PREMIUMS              NET -1.64%                        NET 4.30%                         NET 10.25%
         PAID PLUS   -------------------------------  -------------------------------  ----------------------------------
         INTEREST       CASH                             CASH                             CASH
POLICY     AT 5%     SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT      DEATH
 YEAR    PER YEAR      VALUE       VALUE    BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE      BENEFIT
-------  ---------   ----------   --------  --------  ----------   --------  --------  ----------  ----------  ----------
      1    13,230        8,789      8,402    500,000      9,393      9,006    500,000      9,999        9,612     500,000
      2    27,121       16,874     16,487    500,000     18,612     18,225    500,000     20,426       20,039     500,000
      3    41,708       24,659     24,271    500,000     28,069     27,682    500,000     31,776       31,389     500,000
      4    57,023       31,756     31,756    500,000     37,390     37,390    500,000     43,766       43,766     500,000
      5    73,104       38,922     38,922    500,000     47,345     47,345    500,000     57,273       57,273     500,000

      6    89,989       45,764     45,764    500,000     57,557     57,557    500,000     72,042       72,042     500,000
      7   107,719       52,245     52,245    500,000     68,005     68,005    500,000     88,190       88,190     500,000
      8   126,335       58,801     58,801    500,000     79,173     79,173    500,000    106,387      106,387     500,000
      9   145,881       64,934     64,934    500,000     90,587     90,587    500,000    126,348      126,348     500,000
     10   166,406       70,605     70,605    500,000    102,236    102,236    500,000    148,279      148,279     500,000

     11   187,956       75,798     75,798    500,000    114,133    114,133    500,000    172,443      172,443     500,000
     12   210,584       80,484     80,484    500,000    126,285    126,285    500,000    199,142      199,142     500,000
     13   234,343       84,654     84,654    500,000    138,721    138,721    500,000    228,745      228,745     500,000
     14   259,290       88,281     88,281    500,000    151,463    151,463    500,000    261,507      261,507     526,504
     15   285,484       91,335     91,335    500,000    164,536    164,536    500,000    297,044      297,044     582,562

     16   312,989       93,755     93,755    500,000    177,951    177,951    500,000    335,516      335,516     641,221
     17   341,868       95,472     95,472    500,000    191,722    191,722    500,000    377,129      377,129     702,646
     18   372,191       96,392     96,392    500,000    205,859    205,859    500,000    422,086      422,086     766,999
     19   404,031       96,401     96,401    500,000    220,378    220,378    500,000    470,592      470,592     834,454
     20   437,463       95,381     95,381    500,000    235,311    235,311    500,000    522,869      522,869     905,220

 Age 60   285,484       91,335     91,335    500,000    164,536    164,536    500,000    297,044      297,044     582,562
 Age 65   437,463       95,381     95,381    500,000    235,311    235,311    500,000    522,869      522,869     905,220
 Age 70   631,430       70,356     70,356    500,000    319,053    319,053    500,000    850,224      850,224   1,317,190
 Age 75   878,986            0          0          0    415,224    415,224    583,589  1,314,570    1,314,570   1,847,601

(1) Assumes a $12,600.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this Policy to lapse due to insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    TABLE 5
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             SUN LIFE CORPORATE VUL

                          MALE, PREFERRED, MI, AGE 45
                         $500,000 SPECIFIED FACE AMOUNT
                           ANNUAL PREMIUM: $12,600.00
                             DEATH BENEFIT OPTION B
                             GUIDELINE PREMIUM TEST
                             CURRENT POLICY CHARGES

                             HYPOTHETICAL 0%                   HYPOTHETICAL 6%                    HYPOTHETICAL 12%
                         GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
         PREMIUMS              NET -1.50%                         NET 4.46%                          NET 10.41%
         PAID PLUS   -------------------------------  ---------------------------------  ----------------------------------
         INTEREST       CASH                             CASH                               CASH
POLICY     AT 5%     SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT     DEATH     SURRENDER    ACCOUNT      DEATH
 YEAR    PER YEAR      VALUE       VALUE    BENEFIT     VALUE       VALUE     BENEFIT      VALUE       VALUE      BENEFIT
-------  ---------   ----------   --------  --------  ----------   --------  ----------  ----------  ----------  ----------
      1    13,230       11,109     10,353    510,353     11,753     10,997      510,997     12,397       11,641     511,641
      2    27,121       21,090     20,334    520,334     23,017     22,261      522,261     25,023       24,267     524,267
      3    41,708       30,766     30,010    530,010     34,625     33,869      533,869     38,799       38,043     538,043
      4    57,023       39,423     39,423    539,423     45,871     45,871      545,871     53,129       53,129     553,129
      5    73,104       48,593     48,593    548,593     58,305     58,305      558,305     69,679       69,679     569,679

      6    89,989       57,638     57,638    557,638     71,305     71,305      571,305     87,965       87,965     587,965
      7   107,719       66,458     66,458    566,458     84,793     84,793      584,793    108,062      108,062     608,062
      8   126,335       76,142     76,142    576,142     99,943     99,943      599,943    131,374      131,374     631,374
      9   145,881       85,557     85,557    585,557    115,639    115,639      615,639    156,982      156,982     656,982
     10   166,406       94,688     94,688    594,688    131,888    131,888      631,888    185,107      185,107     685,107

     11   187,956      103,907    103,907    603,907    149,262    149,262      649,262    216,824      216,824     716,824
     12   210,584      112,775    112,775    612,775    167,226    167,226      667,226    251,719      251,719     751,719
     13   234,343      121,251    121,251    621,251    185,765    185,765      685,765    290,093      290,093     790,093
     14   259,290      129,306    129,306    629,306    204,870    204,870      704,870    332,287      332,287     832,287
     15   285,484      136,950    136,950    636,950    224,576    224,576      724,576    378,720      378,720     878,720

     16   312,989      143,954    143,954    643,954    244,672    244,672      744,672    429,609      429,609     929,609
     17   341,868      150,481    150,481    650,481    265,336    265,336      765,336    485,599      485,599     985,599
     18   372,191      156,541    156,541    656,541    286,604    286,604      786,604    547,251      547,251   1,047,251
     19   404,031      162,058    162,058    662,058    308,417    308,417      808,417    615,092      615,092   1,115,091
     20   437,463      167,047    167,047    667,047    330,816    330,816      830,816    689,805      689,805   1,189,805

 Age 60   285,484      136,950    136,950    636,950    224,576    224,576      724,576    378,720      378,720     878,720
 Age 65   437,463      167,047    167,047    667,047    330,816    330,816      830,816    689,805      689,805   1,189,805
 Age 70   631,430      181,621    181,621    681,621    449,694    449,694      949,694  1,192,374    1,192,374   1,692,374
 Age 75   878,986      172,831    172,831    672,831    574,648    574,648    1,074,647  2,004,075    2,004,075   2,504,075

(1) Assumes a $12,600.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this Policy to lapse due to insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    TABLE 6
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             SUN LIFE CORPORATE VUL

                          MALE, PREFERRED, MI, AGE 45
                         $500,000 SPECIFIED FACE AMOUNT
                           ANNUAL PREMIUM: $12,600.00
                             DEATH BENEFIT OPTION B
                             GUIDELINE PREMIUM TEST
                           GUARANTEED POLICY CHARGES

                            HYPOTHETICAL 0%                 HYPOTHETICAL 6%                   HYPOTHETICAL 12%
                        GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
         PREMIUMS             NET -1.64%                       NET 4.30%                         NET 10.25%
         PAID PLUS   -----------------------------  -------------------------------  ----------------------------------
         INTEREST      CASH                            CASH                             CASH
POLICY     AT 5%     SURRENDER   ACCOUNT   DEATH    SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT      DEATH
 YEAR    PER YEAR      VALUE      VALUE   BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE      BENEFIT
-------  ---------   ---------   -------  --------  ----------   --------  --------  ----------  ----------  ----------
      1    13,230       8,992     8,236    508,236      9,569      8,813    508,813     10,148        9,392     509,392
      2    27,121      16,908    16,152    516,152     18,573     17,817    517,817     20,309       19,553     519,553
      3    41,708      24,496    23,740    523,740     27,760     27,004    527,004     31,301       30,545     530,545
      4    57,023      30,995    30,995    530,995     36,372     36,372    536,372     42,445       42,445     542,445
      5    73,104      37,897    37,897    537,897     45,903     45,903    545,903     55,318       55,318     555,318

      6    89,989      44,437    44,437    544,437     55,589     55,589    555,589     69,250       69,250     569,250
      7   107,719      50,577    50,577    550,577     65,391     65,391    565,391     84,300       84,300     584,300
      8   126,335      57,372    57,372    557,372     76,428     76,428    576,428    101,762      101,762     601,762
      9   145,881      63,683    63,683    563,683     87,557     87,557    587,557    120,622      120,622     620,622
     10   166,406      69,468    69,468    569,468     98,732     98,732    598,731    140,969      140,969     640,969

     11   187,956      74,705    74,705    574,705    109,922    109,922    609,922    162,926      162,926     662,926
     12   210,584      79,364    79,364    579,364    121,088    121,088    621,088    186,614      186,614     686,614
     13   234,343      83,435    83,435    583,435    132,208    132,208    632,208    212,190      212,190     712,190
     14   259,290      86,891    86,891    586,891    143,246    143,246    643,246    239,811      239,811     739,811
     15   285,484      89,704    89,704    589,704    154,155    154,155    654,155    269,645      269,645     769,645

     16   312,989      91,819    91,819    591,819    164,864    164,864    664,864    301,850      301,850     801,850
     17   341,868      93,172    93,172    593,172    175,287    175,287    675,287    336,590      336,590     836,590
     18   372,191      93,682    93,682    593,682    185,316    185,316    685,316    374,025      374,025     874,025
     19   404,031      93,253    93,253    593,253    194,819    194,819    694,819    414,316      414,316     914,316
     20   437,463      91,795    91,795    591,795    203,667    203,667    703,667    457,644      457,644     957,644

 Age 60   285,484      89,704    89,704    589,704    154,155    154,155    654,155    269,645      269,645     769,645
 Age 65   437,463      91,795    91,795    591,795    203,667    203,667    703,667    457,644      457,644     957,644
 Age 70   631,430      66,612    66,612    566,612    233,730    233,730    733,730    728,320      728,320   1,228,320
 Age 75   878,986         625       625    500,625    221,966    221,966    721,966  1,113,462    1,113,462   1,613,462

(1) Assumes a $12,600.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this Policy to lapse due to insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                    Sun Life
                                               Corporate VUL-SM-
                                      P r o s p e c t u s

                                                          DATED MAY 1, 1998

                       This booklet contains the prospectus
                       for Sun Life Corporate VUL and the
                       prospectuses for the underlying funds.